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                                                                  Exhibit (g)(1)

                           MASTER CUSTODIAN AGREEMENT

This Agreement between those REGISTERED INVESTMENT COMPANIES (each such investment company and each investment company made subject to this Agreement in accordance with Section 19 herein, be referred to as a "FUND" and collectively as the "FUNDS") listed on Appendix A hereto (hereinafter "APPENDIX A" as it may be amended from time to time), which may be Massachusetts business trusts or have such other form of organization as may be indicated, and STATE STREET BANK and TRUST COMPANY, a Massachusetts trust company (the "CUSTODIAN").

                                   WITNESSETH:

WHEREAS, each Fund is registered under the Investment Company Act of 1940, as amended (the "1940 ACT") and each Fund has appointed the Bank to act as its Custodian;

WHEREAS, the Fund may or may not be authorized to issue shares in separate series, with each such series representing interests in a separate portfolio of securities and other assets; and

WHEREAS, each Fund so authorized intends that this Agreement be applicable to each of its series set forth on Appendix A (each such series together with all other series subsequently established by the Fund and made subject to this Agreement in accordance with Section 20 herein, be referred to as a "PORTFOLIO" and collectively as the "PORTFOLIOS").

NOW THEREFORE, in consideration of the mutual covenants and agreements hereinafter contained, the parties hereto agree as follows:

SECTION 1. EMPLOYMENT OF CUSTODIAN AND PROPERTY TO BE HELD BY IT

Each Fund hereby employs the Custodian as the custodian of the assets of the Portfolios of the Fund, including securities which the Fund, on behalf of the applicable Portfolio desires to be held in places within the United States ("DOMESTIC SECURITIES") and securities it desires to be held outside the United States ("FOREIGN SECURITIES"). Each Fund, on behalf of its Portfolio(s), agrees to deliver to the Custodian all securities, cash, or other assets of such Portfolios, and all payments of income, payments of principal or capital distributions received by it with respect to all securities owned by it from time to time, and the cash consideration received by it for such new or treasury shares of beneficial interest of each Fund representing interests in its Portfolios ("SHARES") as may be issued or sold from time to time. The Custodian shall not be responsible for any property of a Portfolio held or received by the Fund and not delivered to the Custodian. With respect to uncertificated shares (the "UNDERLYING SHARES") of registered investment companies (hereinafter sometimes referred to as the "UNDERLYING PORTFOLIOS"), the holding of confirmation statements that identify the shares as being recorded in the Custodian's name on behalf of the Fund will be deemed custody for purposes hereof.

Upon receipt of "PROPER INSTRUCTIONS" (as such term is defined in Section 7 hereof), the Custodian shall on behalf of the applicable Portfolio from time to time employ one or more sub-custodians located in the United States, but only in accordance with an applicable vote by the Board of Directors or the Board of Trustees of the applicable Fund on behalf of the applicable Portfolio (as appropriate,

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and in each case, the "BOARD"). The Custodian may employ as sub-custodian for each Fund's foreign securities on behalf of the applicable Portfolio, the foreign banking institutions and foreign securities depositories designated in Schedules A and B hereto, but only in accordance with the applicable provisions of Sections 3 and 4. The Custodian shall have no more or less responsibility or liability to the Fund on account of any actions or omissions of any sub-custodian so employed than any such sub-custodian has to the Custodian.

SECTION 2. DUTIES OF THE CUSTODIAN WITH RESPECT TO PROPERTY OF THE FUND HELD BY
           THE CUSTODIAN IN THE UNITED STATES

      SECTION 2.1 HOLDING SECURITIES. The Custodian shall hold and physically segregate for the account of each Portfolio all non-cash property, to be held by it in the United States, including all domestic securities owned by such Portfolio other than securities which are maintained pursuant to Section 2.8 in a clearing agency which acts as a securities depository or in a book-entry system authorized by the U.S. Department of the Treasury (each, a "U.S. SECURITIES SYSTEM") and (b) the Underlying Shares owned by the Fund which are maintained pursuant to Section 2.13 in an account with State Street Bank and Trust Company or such other entity which may from time to time act as a transfer agent for the Underlying Portfolios and with respect to which the Custodian is provided with Proper Instructions (the "UNDERLYING TRANSFER AGENT").

      SECTION 2.2 DELIVERY OF SECURITIES. The Custodian shall release and deliver domestic securities owned by a Portfolio held by the Custodian or in a U.S. Securities System account of the Custodian or in an account at the Underlying Transfer Agent only upon receipt of Proper Instructions on behalf of the applicable Portfolio, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

      1) Upon sale of such securities for the account of the Portfolio and receipt of payment therefor;

      2) Upon the receipt of payment in connection with any repurchase agreement related to such securities entered into by a Portfolio;

      3) In the case of a sale effected through a U.S. Securities System, in accordance with the provisions of Section 2.7 hereof;

      4) To the depository agent in connection with tender or other similar offers for securities of a Portfolio;

      5) To the issuer thereof or its agent when such securities are called, redeemed, retired or otherwise become payable; provided that, in any such case, the cash or other consideration is to be delivered to the Custodian;

      6) To the issuer thereof, or its agent, for transfer into the name of the Portfolio or into the name of any nominee or nominees of the Custodian or into the name or nominee name of any agent appointed pursuant to Section 2.6 or into the name or nominee name of any sub-custodian appointed pursuant to Section 1; or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face

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            amount or number of units; provided that, in any such case, the new securities are to be delivered to the Custodian;

      7) Upon the sale of such securities for the account of the Portfolio, to the broker or its clearing agent, against a receipt, for examination in accordance with "street delivery" custom; provided that in any such case, the Custodian shall have no responsibility or liability for any loss arising from the delivery of such securities prior to receiving payment for such securities except as may arise from the Custodian's own negligence or willful misconduct;

      8) For exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the securities of the issuer of such securities, or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit agreement; provided that, in any such case, the new securities and cash, if any, are to be delivered to the Custodian;

      9) In the case of warrants, rights or similar securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities; provided that, in any such case, the new securities and cash, if any, are to be delivered to the Custodian;

      10) For delivery in connection with any loans of securities made by the Portfolio, but only against receipt of adequate collateral as agreed upon from time to time by the Custodian and the Fund on behalf of the Portfolio, which may be in the form of cash or obligations issued by the United States government, its agencies or instrumentalities, except that in connection with any loans for which collateral is to be credited to the Custodian's account in the book-entry system authorized by the U.S. Department of the Treasury, the Custodian will not be held liable or responsible for the delivery of securities owned by the Portfolio prior to the receipt of such collateral;

      11) For delivery in connection with any loans of securities made by the Fund on behalf of one or more Portfolios to a third party lending agent, or the lending agent's custodian, in accordance with Proper Instructions (which may not provide for receipt by the Custodian of collateral therefor) agreed upon from time to time by the Custodian and the Fund on behalf of the Portfolio;

      12) For delivery as security in connection with any borrowing by a Fund on behalf of a Portfolio requiring a pledge of assets by the Fund on behalf of the Portfolio, but only against receipt of amounts borrowed;

      13) For delivery in accordance with the provisions of any agreement among a Fund on behalf of a Portfolio, the Custodian and a broker-dealer registered under the Securities Exchange Act of 1934 (the "EXCHANGE ACT") and a member of The National Association of Securities Dealers, Inc. ("NASD"), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange, or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Portfolio of the Fund;

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      14)   For delivery in accordance with the provisions of any agreement among a Fund on behalf of a Portfolio, the Custodian, and a futures commission merchant registered under the Commodity Exchange Act, relating to compliance with the rules of the Commodity Futures Trading Commission ("CFTC") and/or any contract market, or any similar organization or organizations, regarding account deposits in connection with transactions by the Portfolio of the Fund;

      15) Upon receipt of instructions from the transfer agent for the Fund (the "TRANSFER Agent") for delivery to such Transfer Agent or to the holders of Shares in connection with distributions in kind, as may be described from time to time in the currently effective prospectus and statement of additional information of the Fund related to the Portfolio (the "PROSPECTUS"), in satisfaction of requests by holders of Shares for repurchase or redemption;

      16) For delivery as initial or variation margin in connection with futures or options on futures contracts entered into by the Fund on behalf of a Portfolio;

      17) In the case of a sale processed through the Underlying Transfer Agent of Underlying Shares, in accordance with Section 2.13 hereof; and

      18) For any other purpose, but only upon receipt of Proper Instructions from the Fund on behalf of the applicable Portfolio specifying the securities of the Portfolio to be delivered and naming the person or persons to whom delivery of such securities shall be made.

      SECTION 2.3 REGISTRATION OF SECURITIES. Domestic securities held by the Custodian (other than bearer securities) shall be registered in the name of the Portfolio or in the name of any nominee of the Fund on behalf of the applicable Portfolio or of any nominee of the Custodian which nominee shall be assigned exclusively to a Portfolio, unless a Fund has authorized in writing the appointment of a nominee to be used in common with other registered investment companies having the same investment adviser as the Portfolio, or in the name or nominee name of any agent appointed pursuant to Section 2.7 or in the name or nominee name of any sub-custodian appointed pursuant to Section 1. All securities accepted by the Custodian on behalf of the Portfolio under the terms of this Agreement shall be in "street name" or other good delivery form. If, however, the Fund directs the Custodian to maintain securities in "street name", the Custodian shall utilize its best efforts only to timely collect income due the Fund on such securities and to notify the Fund on a best efforts basis only of relevant corporate actions including, without limitation, pendency of calls, maturities, tender or exchange offers. Notwithstanding the foregoing, it is the intention of the parties that the Loans (as defined in Section 5.1 hereof) will not be registered as provided in this Section 2.3 and that any Financing Documents (as defined in Section 5.2 hereof) with respect to the Loans received by the Custodian in its capacity as safekeeping agent shall be serviced in accordance with the terms of Section 5 hereof.

      SECTION 2.4 BANK ACCOUNTS. The Custodian shall open and maintain a separate bank account or accounts in the United States in the name of each Portfolio of each Fund, subject only to draft or order by the Custodian acting pursuant to the terms of this Agreement, and shall hold in such account or accounts, subject to the provisions hereof, all cash received by it from or for the account of the Portfolio, other than cash maintained by the Portfolio in a bank account established and used in accordance with Rule 17f-3 under the 1940 Act. Monies held by the Custodian for a Portfolio may be

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deposited by it to its credit as Custodian in the banking department of the
Custodian or in such other banks or trust companies as it may in its discretion deem necessary or desirable; provided, however, that every such bank or trust company shall be qualified to act as a custodian under the 1940 Act and that each such bank or trust company and the monies to be deposited with each such bank or trust company shall on behalf of each applicable Portfolio be approved by vote of a majority of the Board. Such monies shall be deposited by the Custodian in its capacity as Custodian and shall be withdrawable by the Custodian only in that capacity.

      SECTION 2.5 COLLECTION OF INCOME. Subject to the provisions of Section 2.3, the Custodian shall collect on a timely basis all income and other payments with respect to registered domestic securities held hereunder to which each Portfolio shall be entitled either by law or pursuant to custom in the securities business, and shall collect on a timely basis all income and other payments with respect to bearer domestic securities if, on the date of payment by the issuer, such securities are held by the Custodian or its agent thereof and shall credit such income, as collected, to such Portfolio's custodian account. Without limiting the generality of the foregoing, the Custodian shall detach and present for payment all coupons and other income items requiring presentation as and when they become due and shall collect interest when due on securities held hereunder. Income due each Portfolio on securities loaned pursuant to the provisions of Section 2.2 (10) shall be the responsibility of the Fund. The Custodian will have no duty or responsibility in connection therewith, other than to provide the Fund with such information or data as may be necessary to assist the Fund in arranging for the timely delivery to the Custodian of the income to which the Portfolio is properly entitled.

      SECTION 2.6 PAYMENT OF FUND MONIES. Upon receipt of Proper Instructions on behalf of the applicable Portfolio, which may be continuing instructions when deemed appropriate by the parties, the Custodian shall pay out monies of a Portfolio in the following cases only:

      1) Upon the purchase of domestic securities, options, futures contracts or options on futures contracts for the account of the Portfolio but only (a) against the delivery of such securities or evidence of title to such options, futures contracts or options on futures contracts to the Custodian (or any bank, banking firm or trust company doing business in the United States or abroad which is qualified under the 1940 Act to act as a custodian and has been designated by the Custodian as its agent for this purpose) registered in the name of the Portfolio or in the name of a nominee of the Custodian referred to in Section 2.3 hereof or in proper form for transfer; (b) in the case of a purchase effected through a U.S. Securities System, in accordance with the conditions set forth in
            Section 2.8 hereof; (c) in the case of a purchase of Underlying Shares, in accordance with the conditions set forth in Section 2.13;
            (d) in the case of repurchase agreements entered into between the Fund on behalf of a Portfolio and the Custodian, or another bank, or a broker-dealer which is a member of NASD, (i) against delivery of the securities either in certificate form or through an entry crediting the Custodian's account at the Federal Reserve Bank with such securities or (ii) against delivery of the receipt evidencing purchase by the Portfolio of securities owned by the Custodian along with written evidence of the agreement by the Custodian to repurchase such securities from the Portfolio; or (e) for transfer to a time deposit account of the Fund in any bank, whether domestic or foreign; such transfer may be effected prior to receipt of a confirmation from a broker and/or the applicable bank pursuant to Proper Instructions from the Fund as defined herein;

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      2)    In connection with conversion, exchange or surrender of securities owned by the Portfolio as set forth in Section 2.2 hereof;

      3)    For the redemption or repurchase of Shares issued as set forth in
            Section 6 hereof;

      4) For the payment of any expense or liability incurred by the Portfolio, including but not limited to the following payments for the account of the Portfolio: interest, taxes, management, accounting, transfer agent and legal fees, and operating expenses of the Fund whether or not such expenses are to be in whole or part capitalized or treated as deferred expenses;

      5) For the payment of any dividends on Shares declared pursuant to the Fund's articles of incorporation or organization and by-laws or agreement or declaration of trust, as applicable, and Prospectus (collectively, "GOVERNING DOCUMENTS");

      6) For payment of the amount of dividends received with respect to securities sold short;

      7) For payment of initial or variation margin in connection with futures or options on futures contracts entered into by the Fund on behalf of a Portfolio;

      8) For delivery to one or more co-custodians (each, a "REPO CUSTODIAN") appointed by the Fund on behalf of a Portfolio and communicated to the Custodian by Proper Instructions, including Schedule D (as may be amended from time to time) attached to this Agreement, duly executed by two authorized officers of the Fund, for the purpose of engaging in repurchase agreement transactions, which delivery may be made without contemporaneous receipt by the Custodian of assets in exchange therefor, and upon which delivery to such Repo Custodian in accordance with Proper Instructions from the Fund on behalf of a Portfolio, the Custodian shall have no further responsibility or obligation to the Fund as a custodian for the Fund on behalf of a Portfolio with respect to the assets so delivered (each such delivery, a "FREE TRADE"), provided that, in preparing reports of monies received or paid out of the Portfolio or of assets comprising the Portfolio, the Custodian shall be entitled to rely upon information received from time to time from the Repo Custodian and shall not be responsible for the accuracy or completeness of such information included in the Custodian's reports until such assets are received by the Custodian;

      9) In connection with an investment by a Fund or a Portfolio in any Loans (as defined in Section 5 hereof); and

      10) For any other purpose, but only upon receipt of Proper Instructions specifying the amount of such payment and naming the person or persons to whom such payment is to be made.

      SECTION 2.7 APPOINTMENT OF AGENTS. The Custodian may at any time or times in its discretion appoint (and may at any time remove) any other bank or trust company which is itself qualified under the 1940 Act to act as a custodian, as its agent to carry out such of the provisions of this Section 2 as the Custodian may from time to time direct; provided, however, that the appointment

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of any agent shall not relieve the Custodian of its responsibilities or liabilities hereunder. The Underlying Transfer Agent shall not be deemed an agent or subcustodian of the Custodian for purposes of this Section 2.7 or any other provision of this Agreement.

      SECTION 2.8 DEPOSIT OF FUND ASSETS IN U.S. SECURITIES SYSTEMS. The Custodian may deposit and/or maintain securities owned by a Portfolio in a U.S. Securities System in compliance with the conditions of Rule 17f-4 of the 1940 Act, as amended from time to time.

      SECTION 2.9 SEGREGATED ACCOUNT. The Custodian shall upon receipt of Proper Instructions on behalf of each applicable Portfolio establish and maintain a segregated account or accounts for and on behalf of each such Portfolio, into which account or accounts may be transferred cash and/or securities, including securities maintained in an account by the Custodian pursuant to Section 2.8 hereof, (i) in accordance with the provisions of any agreement among the Fund on behalf of a Portfolio, the Custodian and a broker-dealer registered under the Exchange Act and a member of the NASD (or any futures commission merchant registered under the Commodity Exchange Act), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange (or the CFTC or any registered contract market), or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Portfolio, (ii) for purposes of segregating U.S. cash, U.S. Government securities, or other U.S. securities in connection with swaps or other transactions by a Portfolio related to an ISDA Master Agreement; (iii) for purposes of segregating U.S. cash or U.S. Government securities in connection with options purchased, sold or written by the Portfolio or commodity futures contracts or options thereon purchased or sold by the Portfolio, (iv) for the purposes of compliance by the Portfolio with the procedures required by Investment Company Act Release No. 10666, or any subsequent release of the U.S. Securities and Exchange Commission (the "SEC"), or interpretative opinion of the staff of the SEC, relating to the maintenance of segregated accounts by registered investment companies, and (v) for any other purpose upon receipt of Proper Instructions from the Fund on behalf of the applicable Portfolio.

      SECTION 2.10 OWNERSHIP CERTIFICATES FOR TAX PURPOSES. The Custodian shall execute ownership and other certificates and affidavits for all federal and state tax purposes in connection with receipt of income or other payments with respect to domestic securities of each Portfolio held by it and in connection with transfers of securities.

      SECTION 2.11 PROXIES. The Custodian shall, with respect to the domestic securities held hereunder, cause to be promptly executed by the registered holder of such securities, if the securities are registered otherwise than in the name of the Portfolio or a nominee of the Portfolio, all proxies, without indication of the manner in which such proxies are to be voted, and shall promptly deliver to the Portfolio such proxies, all proxy soliciting materials and all notices relating to such securities.

      SECTION 2.12 COMMUNICATIONS RELATING TO FUND SECURITIES. Subject to the provisions of Section 2.3, the Custodian shall transmit promptly to the applicable Fund all written information (including, without limitation, pendency of calls and maturities of domestic securities and expirations of rights in connection therewith and notices of exercise of call and put options written by the Fund on behalf of the Portfolio and the maturity of futures contracts purchased or sold by the Portfolio) received by the Custodian from issuers of the securities being held for the Portfolio. With respect to tender or exchange offers, the Custodian shall transmit promptly to the Portfolio all written information received by the Custodian from issuers of the securities whose tender or exchange is

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sought and from the party (or its agents) making the tender or exchange offer.
If the Portfolio desires to take action with respect to any tender offer, exchange offer or any other similar transaction, the Portfolio shall notify the Custodian at least three business days prior to the date on which the Custodian is to take such action.

      SECTION 2.13 DEPOSIT OF FUND ASSETS WITH THE UNDERLYING TRANSFER AGENT. Underlying Shares shall be deposited and/or maintained in an account or accounts maintained with the Underlying Transfer Agent. The Underlying Transfer Agent shall be deemed to be acting as if it is a "securities depository" for purposes of Rule 17f-4 under the 1940 Act. The Fund hereby directs the Custodian to deposit and/or maintain such securities with the Underlying Transfer Agent, subject to the following provisions:

      1) The Custodian shall keep Underlying Shares owned by the Fund with the Underlying Transfer Agent provided that such securities are maintained in an account or accounts on the books and records of the Underlying Transfer Agent in the name of the Custodian as custodian for the Fund.

      2) The records of the Custodian with respect to Underlying Shares which are maintained with the Underlying Transfer Agent shall identify by book-entry those Underlying Shares belonging to the Fund;

      3) The Custodian shall pay for Underlying Shares purchased for the account of the Fund upon (i) receipt of advice from the Fund's investment manager that such Underlying Shares have been purchased and will be transferred to the account of the Custodian, on behalf of the Fund, on the books and records of the Underlying Transfer Agent, and (ii) the making of an entry on the records of the Custodian to reflect such payment and transfer for the account of the Fund. The Custodian shall receive confirmation from the Underlying Transfer Agent of the purchase of such securities and the transfer of such securities to the Custodian's account with the Underlying Transfer Agent only after such payment is made. The Custodian shall transfer Underlying Shares redeemed for the account of the Fund (i) upon receipt of an advice from the Fund's investment manager that such securities have been redeemed and that payment for such securities will be transferred to the Custodian and (ii) the making of an entry on the records of the Custodian to reflect such transfer and payment for the account of the Fund. The Custodian will receive confirmation from the Underlying Transfer Agent of the repurchase of such securities and payment therefor only after such securities are redeemed. Copies of all advices from the Fund's investment manager of purchases and sales of Underlying Shares for the account of the Fund shall identify the Fund, be maintained for the Fund by the Custodian, and be provided to the investment manager at its request;

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      4)    The Custodian shall be not be liable to the Fund for any loss or damage to the Fund resulting from maintenance of Underlying Shares with Underlying Transfer Agent except for losses resulting directly from the negligence, misfeasance or misconduct of the Custodian or any of its agents or of any of its or their employees.

SECTION 3. PROVISIONS RELATING TO RULES 17F-5 AND 17F-7

      SECTION 3.1. DEFINITIONS. As used throughout this Agreement, the following capitalized terms shall have the indicated meanings:

"Country Risk" means all factors reasonably related to the systemic risk of holding Foreign Assets in a particular country including, but not limited to, such country's political environment, economic and financial infrastructure (including any Eligible Securities Depository operating in the country), prevailing or developing custody and settlement practices, and laws and regulations applicable to the safekeeping and recovery of Foreign Assets held in custody in that country.

"Eligible Foreign Custodian" has the meaning set forth in section (a)(1) of Rule 17f-5, including a majority-owned or indirect subsidiary of a U.S. Bank (as defined in Rule 17f-5), a bank holding company meeting the requirements of an Eligible Foreign Custodian (as set forth in Rule 17f-5 or by other appropriate action of the SEC, or a foreign branch of a Bank (as defined in Section 2(a)(5) of the 1940 Act) meeting the requirements of a custodian under Section 17(f) of the 1940 Act; the term does not include any Eligible Securities Depository.

"Eligible Securities Depository" has the meaning set forth in section (b)(1) of Rule 17f-7.

"Foreign Assets" means any of the Portfolios' investments (including foreign currencies) for which the primary market is outside the United States and such cash and cash equivalents as are reasonably necessary to effect the Portfolios' transactions in such investments.

"Foreign Custody Manager" has the meaning set forth in section (a)(3) of Rule 17f-5.

"Rule 17f-5" means Rule 17f-5 promulgated under the 1940 Act.

"Rule 17f-7" means Rule 17f-7 promulgated under the 1940 Act.

      SECTION 3.2. THE CUSTODIAN AS FOREIGN CUSTODY MANAGER.

            3.2.1 DELEGATION TO THE CUSTODIAN AS FOREIGN CUSTODY MANAGER. The Fund, by resolution adopted by its Board, hereby delegates to the Custodian, subject to Section (b) of Rule 17f-5, the responsibilities set forth in this
Section 3.2 with respect to Foreign Assets of the Portfolios held outside the United States, and the Custodian hereby accepts such delegation as Foreign Custody Manager with respect to the Portfolios.

            3.2.2 COUNTRIES COVERED. The Foreign Custody Manager shall be responsible for performing the delegated responsibilities defined below only with respect to the countries and custody arrangements for each such country listed on Schedule A to this Agreement, which list of countries may be amended from time to time by the Fund with the agreement of the Foreign Custody Manager.

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The Foreign Custody Manager shall list on Schedule A the Eligible Foreign
Custodians selected by the Foreign Custody Manager to maintain the assets of the Portfolios, which list of Eligible Foreign Custodians may be amended from time to time in the sole discretion of the Foreign Custody Manager. The Foreign Custody Manager will provide amended versions of Schedule A in accordance with
Section 3.2.5 hereof.

Upon the receipt by the Foreign Custody Manager of Proper Instructions to open an account or to place or maintain Foreign Assets in a country listed on Schedule A, and the fulfillment by the Fund, on behalf of the Portfolios, of the applicable account opening requirements for such country, the Foreign Custody Manager shall be deemed to have been delegated by the Board, on behalf of the Portfolios, responsibility as Foreign Custody Manager with respect to that country and to have accepted such delegation. Execution of this Agreement by the Fund shall be deemed to be a Proper Instruction to open an account, or to place or maintain Foreign Assets, in each country listed on Schedule A in which the Custodian has previously placed or currently maintains Foreign Assets pursuant to the terms of the Agreement. Following the receipt of Proper Instructions directing the Foreign Custody Manager to close the account of a Portfolio with the Eligible Foreign Custodian selected by the Foreign Custody Manager in a designated country, the delegation by the Board on behalf of the Portfolios to the Custodian as Foreign Custody Manager for that country shall be deemed to have been withdrawn and the Custodian shall immediately cease to be the Foreign Custody Manager of the Portfolios with respect to that country.

The Foreign Custody Manager may withdraw its acceptance of delegated responsibilities with respect to a designated country upon written notice to the Fund. Thirty days (or such longer period to which the parties agree in writing) after receipt of any such notice by the Fund, the Custodian shall have no further responsibility in its capacity as Foreign Custody Manager to the Fund with respect to the country as to which the Custodian's acceptance of delegation is withdrawn.

            3.2.3 SCOPE OF DELEGATED RESPONSIBILITIES:

      (a) SELECTION OF ELIGIBLE FOREIGN CUSTODIANS. Subject to the provisions of this Section 3.2, the Foreign Custody Manager may place and maintain the Foreign Assets in the care of the Eligible Foreign Custodian selected by the Foreign Custody Manager in each country listed on Schedule A, as amended from time to time. In performing its delegated responsibilities as Foreign Custody Manager to place or maintain Foreign Assets with an Eligible Foreign Custodian, the Foreign Custody Manager shall determine that the Foreign Assets will be subject to reasonable care, based on the standards applicable to custodians in the country in which the Foreign Assets will be held by that Eligible Foreign Custodian, after considering all factors relevant to the safekeeping of such assets, including, without limitation the factors specified in Rule 17f-5(c)(1).

      (b) CONTRACTS WITH ELIGIBLE FOREIGN CUSTODIANS. The Foreign Custody Manager shall determine that the contract governing the foreign custody arrangements with each Eligible Foreign Custodian selected by the Foreign Custody Manager will satisfy the requirements of Rule 17f-5(c)(2).

      (c) MONITORING. In each case in which the Foreign Custody Manager maintains Foreign Assets with an Eligible Foreign Custodian selected by the Foreign Custody Manager, the Foreign Custody Manager shall establish a system to monitor (i) the appropriateness of maintaining the Foreign Assets with such Eligible Foreign Custodian and (ii) the contract governing the custody arrangements established by the Foreign Custody Manager with the Eligible Foreign Custodian. In the event the Foreign Custody Manager determines that the custody arrangements with an Eligible Foreign Custodian it has selected are no longer appropriate, the Foreign Custody Manager shall notify the Board and the investment adviser in accordance with Section 3.2.5 hereunder.

            3.2.4 GUIDELINES FOR THE EXERCISE OF DELEGATED AUTHORITY. For purposes of this Section 3.2, the Board shall be deemed to have considered and determined to accept such Country Risk as is incurred by placing and maintaining the Foreign Assets in each country for which the Custodian is serving as Foreign Custody Manager of the Portfolios.

            3.2.5 REPORTING REQUIREMENTS. The Foreign Custody Manager shall report the withdrawal of the Foreign Assets from an Eligible Foreign Custodian and the placement of such Foreign Assets with another Eligible Foreign Custodian by providing to the Board an amended Schedule A at the end of the calendar quarter in which an amendment to such Schedule has occurred. The Foreign Custody Manager shall make written reports notifying the Board and the investment adviser of any other material change in the foreign custody arrangements of the Fund described in this Section 3.2 after the occurrence of the material change.

            3.2.6 STANDARD OF CARE AS FOREIGN CUSTODY MANAGER OF A PORTFOLIO. In performing the responsibilities delegated to it, the Foreign Custody Manager agrees to exercise reasonable care, prudence and diligence such as a person having responsibility for the safekeeping of assets of management investment companies registered under the 1940 Act would exercise.

            3.2.7 REPRESENTATIONS WITH RESPECT TO RULE 17F-5. The Foreign Custody Manager represents to the Fund that it is a U.S. Bank as defined in section (a)(7) of Rule 17f-5. The Fund represents to the Custodian that the Board has determined that it is reasonable for the Board to rely on the Custodian to perform the responsibilities delegated pursuant to this Agreement to the Custodian as the Foreign Custody Manager of the Portfolios.

            3.2.8 EFFECTIVE DATE AND TERMINATION OF THE CUSTODIAN AS FOREIGN CUSTODY MANAGER. The Board's delegation to the Custodian as Foreign Custody Manager of the Portfolios shall be effective as of the date hereof and shall remain in effect until terminated at any time, without penalty, by written notice from the terminating party to the non-terminating party. Termination will become effective thirty (30) days after receipt by the non-terminating party of such notice. The provisions of Section 3.2.2 hereof shall govern the delegation to and termination of the Custodian as Foreign Custody Manager of the Portfolios with respect to designated countries.

      SECTION 3.3 ELIGIBLE SECURITIES DEPOSITORIES.

            3.3.1 ANALYSIS AND MONITORING. The Custodian shall (a) provide the Fund (or its duly-authorized investment manager or investment adviser) with an analysis of the custody risks associated with maintaining assets with the Eligible Securities Depositories set forth on Schedule B hereto in accordance with section (a)(1)(i)(A) of Rule 17f-7, and (b) monitor such risks on a continuing basis, and promptly notify the Fund (or its duly-authorized investment manager or investment adviser) of any material change in such risks, in accordance with section (a)(1)(i)(B) of Rule 17f-7.

            3.3.2 STANDARD OF CARE. The Custodian agrees to exercise reasonable care, prudence and diligence in performing the duties set forth in Section 3.3.1.

SECTION 4. DUTIES OF THE CUSTODIAN WITH RESPECT TO PROPERTY OF THE PORTFOLIOS
           HELD OUTSIDE THE UNITED STATES

      SECTION 4.1 DEFINITIONS. As used throughout this Agreement, the following capitalized terms shall have the indicated meanings:

"Foreign Securities System" means an Eligible Securities Depository listed on Schedule B hereto.

"Foreign Sub-Custodian" means a foreign banking institution serving as an Eligible Foreign Custodian.

      SECTION 4.2. HOLDING SECURITIES. The Custodian shall identify on its books as belonging to the Portfolios the foreign securities held by each Foreign Sub-Custodian or Foreign Securities System. The Custodian may hold foreign securities for all of its customers, including the Portfolios, with any Foreign Sub-Custodian in an account that is identified as belonging to the Custodian for the benefit of its customers, provided however, that (i) the records of the Custodian with respect to foreign securities of the Portfolios which are maintained in such account shall identify those securities as belonging to the Portfolios and (ii), to the extent permitted and customary in the market in which the account is maintained, the Custodian shall require that securities so held by the Foreign Sub-Custodian be held separately from any assets of such Foreign Sub-Custodian or of other customers of such Foreign Sub-Custodian.

      SECTION 4.3. FOREIGN SECURITIES SYSTEMS. Foreign securities shall be maintained in a Foreign Securities System in a designated country through arrangements implemented by the Custodian or a Foreign Sub-Custodian, as applicable, in such country.

      SECTION 4.4. TRANSACTIONS IN FOREIGN CUSTODY ACCOUNT.

            4.4.1. DELIVERY OF FOREIGN SECURITIES. The Custodian or a Foreign Sub-Custodian shall release and deliver foreign securities of the Portfolios held by the Custodian or such Foreign Sub-Custodian, or in a Foreign Securities System account, only upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

      (i) Upon the sale of such foreign securities for the Portfolio in accordance with commercially reasonable market practice in the country where such foreign securities are held or traded, including, without limitation: (A) delivery against expectation of receiving later payment; or (B) in the case of a sale effected through a Foreign Securities System, in accordance with the rules governing the operation of the Foreign Securities System;

      (ii) In connection with any repurchase agreement related to foreign securities;

      (iii) To the depository agent in connection with tender or other similar offers for foreign securities of the Portfolios;

      (iv) To the issuer thereof or its agent when such foreign securities are called, redeemed, retired or otherwise become payable;

      (v) To the issuer thereof, or its agent, for transfer into the name of the Custodian (or the name of the respective Foreign Sub-Custodian or of any nominee of the Custodian or such Foreign Sub-Custodian) or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units;

      (vi) To brokers, clearing banks or other clearing agents for examination or trade execution in accordance with market custom; provided that in any such case the Foreign Sub-Custodian shall have no responsibility or liability for any loss arising from the delivery of such securities prior to receiving payment for such securities except as may arise from the Foreign Sub-Custodian's own negligence or willful misconduct;

      (vii) For exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the securities of the issuer of such securities, or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit agreement;

      (viii) In the case of warrants, rights or similar foreign securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities;

      (ix) For delivery as security in connection with any borrowing by the Portfolios requiring a pledge of assets by the Portfolios;

      (x) For payment of initial or variation margin in connection with futures or options on futures contracts entered into by the Fund on behalf of a Portfolio;

      (xi)   In connection with the lending of foreign securities;

      (xii) For the purchase or sale of foreign exchange or foreign exchange contracts for a Portfolio, including transactions executed with or through the Custodian or its Foreign Sub-Custodians; and

      (xii) for any other purpose, but only upon receipt of Proper Instructions specifying the foreign securities to be delivered and naming the person or persons to whom delivery of such securities shall be made.

      4.4.2. PAYMENT OF PORTFOLIO MONIES. Upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, the Custodian shall pay out, or direct the respective Foreign Sub-Custodian or the respective Foreign Securities System to pay out, monies of the applicable Portfolio in the following cases only:

      (i) Upon the purchase of foreign securities for the Portfolio, unless otherwise directed by Proper Instructions, by (A) delivering money to the seller thereof or to a dealer therefor (or an agent for such seller or dealer) against expectation of receiving later delivery of such foreign securities; or (B) in the case of a purchase effected through a Foreign Securities System, in accordance with the rules governing the operation of such Foreign Securities System;

      (ii) In connection with the conversion, exchange or surrender of foreign securities of the Portfolio;

      (iii) For the payment of any expense or liability of the Portfolio, including but not limited to the following payments: interest, taxes, investment advisory fees, transfer agency fees, fees under this Agreement, legal fees, accounting fees, and other operating expenses;

      (iv) For the purchase or sale of foreign exchange or foreign exchange contracts for the Portfolio, including transactions executed with or through the Custodian or its Foreign Sub-Custodians;

      (v) For delivery to one or more Repo Custodians appointed by the Fund on behalf of a Portfolio and communicated to the Custodian by Proper Instructions, including Schedule D (as may be amended from time to time) attached to this Agreement, duly executed by two authorized officers of the Fund, for the purpose of engaging in repurchase agreement transactions, which delivery may be made without contemporaneous receipt by the Custodian of assets in exchange therefor, and upon which delivery to such Repo Custodian in accordance with Proper Instructions from the Fund on behalf of a Portfolio, the Custodian shall have no further responsibility or obligation to the Fund as a custodian for the Fund on behalf of a Portfolio with respect to the assets so delivered in a Free Trade, provided that, in preparing reports of monies received or paid out of the Portfolio or of assets comprising the Portfolio, the Custodian shall be entitled to rely upon information received from time to time from the Repo Custodian and shall not be responsible for the accuracy or completeness of such information included in the Custodian's reports until such assets are received by the Custodian;

      (vi) For payment of initial or variation margin in connection with futures or options on futures contracts entered into by the Fund on behalf of a Portfolio;

      (vii) For payment of part or all of the dividends received with respect to securities sold short;

      (viii) In connection with the borrowing or lending of foreign securities;

      (ix) In connection with investments by a Fund or a Portfolio in any Loans (as defined in Section 5 hereof); and

      (x) For any other purpose, but only upon receipt of Proper Instructions specifying the amount of such payment and naming the person or persons to whom such payment is to be made.

            4.4.3. MARKET CONDITIONS. Notwithstanding any provision of this Agreement to the contrary, settlement and payment for Foreign Assets received for the account of the Portfolio and delivery of Foreign Assets maintained for the account of the Portfolio may be effected in accordance with the customary established securities trading or processing practices and procedures in the country or market in which the transaction occurs, including, without limitation, delivering Foreign Assets to the purchaser thereof or to a dealer therefor (or an agent for such purchaser or dealer) with the expectation of receiving later payment for such Foreign Assets from such purchaser or dealer.

The Custodian shall provide to the Board and the investment adviser the information with respect to custody and settlement practices in countries in which the Custodian employs a Foreign Sub-Custodian described on Schedule C hereto at the time or times set forth on such Schedule. The Custodian may revise Schedule C from time to time, provided that no such revision shall result in the Board being provided with substantively less information than had been previously provided hereunder.

      SECTION 4.5. REGISTRATION OF FOREIGN SECURITIES. The foreign securities maintained in the custody of a Foreign Sub-Custodian (other than bearer securities) shall be registered in the name of the applicable Portfolio or in the name of the Custodian or in the name of any Foreign Sub-Custodian or in the name of any nominee of the foregoing, and the Fund on behalf of such Portfolio agrees to hold any such nominee harmless from any liability as a holder of record of such foreign securities. The Custodian or a Foreign Sub-Custodian shall not be obligated to accept securities on behalf of a Portfolio under the terms of this Agreement unless the form of such securities and the manner in which they are delivered are in accordance with reasonable market practice.

      SECTION 4.6 BANK ACCOUNTS. The Custodian shall identify on its books as belonging to the Portfolio cash (including cash denominated in foreign currencies) deposited with the Custodian. Where the Custodian is unable to maintain, or market practice does not facilitate the maintenance of, cash on the books of the Custodian, a bank account or bank accounts shall be opened and maintained outside the United States on behalf of a Portfolio with a Foreign Sub-Custodian. All accounts referred to in this Section shall be subject only to draft or order by the Custodian (or, if applicable, such Foreign Sub-Custodian) acting pursuant to the terms of this Agreement to hold cash received by or from or for the account of the Portfolio. Cash maintained on the books of the Custodian (including its branches, subsidiaries and affiliates), regardless of currency denomination, is maintained in bank accounts established under, and subject to the laws of, The Commonwealth of Massachusetts.

      SECTION 4.7. COLLECTION OF INCOME. The Custodian shall use reasonable commercial efforts to collect all income and other payments with respect to the Foreign Assets held hereunder to which the Portfolio shall be entitled and shall credit such income, as collected, to the applicable Portfolio. In the event that extraordinary measures are required to collect such income, the Fund and the Custodian shall consult as to such measures and as to the compensation and expenses of the Custodian relating to such measures.

      SECTION 4.8 SHAREHOLDER RIGHTS. With respect to the foreign securities held pursuant to this Section 4, the Custodian will use reasonable commercial efforts to facilitate the exercise of voting and other shareholder rights, subject always to the laws, regulations and practical constraints that may exist in the country where such securities are issued. The Fund acknowledges that local conditions, including lack of regulation, onerous procedural obligations, lack of notice and other factors may have the effect of severely limiting the ability of the Fund to exercise shareholder rights.

      SECTION 4.9. COMMUNICATIONS RELATING TO FOREIGN SECURITIES. The Custodian shall transmit promptly to the Fund written information with respect to materials received by the Custodian via the Foreign Sub-Custodians from issuers of the foreign securities being held for the account of the Portfolios (including, without limitation, pendency of calls and maturities of foreign securities and expirations of rights in connection therewith). With respect to tender or exchange offers, the Custodian shall transmit promptly to the Fund written information with respect to materials so received by the Custodian from issuers of the foreign securities whose tender or exchange is sought or from the party (or its agents) making the tender or exchange offer. The Custodian shall not be liable for any untimely exercise of any tender, exchange or other right or power in connection with foreign securities or other property of the Portfolios at any time held by it unless (i) the Custodian or the respective Foreign Sub-Custodian is in actual possession of such foreign securities or property and (ii) the Custodian receives Proper Instructions with regard to the exercise of any such right or power, and both (i) and (ii) occur at least three business days prior to the date on which the Custodian is to take action to exercise such right or power.

      SECTION 4.10. LIABILITY OF FOREIGN SUB-CUSTODIANS. Each agreement pursuant to which the Custodian employs a Foreign Sub-Custodian shall, to the extent possible, require the Foreign Sub-Custodian to exercise reasonable care in the performance of its duties, and to indemnify, and hold harmless, the Custodian from and against any loss, damage, cost, expense, liability or claim arising out of or in connection with the Foreign Sub-Custodian's performance of such obligations. At the Fund's election, the Portfolios shall be entitled to be subrogated to the rights of the Custodian with respect to any claims against a Foreign Sub-Custodian as a consequence of any such loss, damage, cost, expense, liability or claim if and to the extent that a Fund or Portfolio has not been made whole for any such loss, damage, cost, expense, liability or claim.

      SECTION 4.11 TAX LAW. The Custodian shall have no responsibility or liability for any obligations now or hereafter imposed on a Fund, the Portfolios or the Custodian as custodian of the Portfolios by the tax law of the United States or of any state or political subdivision thereof. It shall be the responsibility of the applicable Fund to notify the Custodian of the obligations imposed on the Fund with respect to the Portfolios or the Custodian as custodian of the Portfolios by the tax law of countries other than those mentioned in the above sentence, including responsibility for withholding and other taxes, assessments or other governmental charges, certifications and governmental reporting. The sole responsibility of the Custodian with regard to such tax law shall be to use reasonable efforts to assist the Fund with respect to any claim for exemption or refund under the tax law of countries for which the Fund has provided such information.

      SECTION 4.12. LIABILITY OF CUSTODIAN. The Custodian shall be liable for the acts or omissions of a Foreign Sub-Custodian to the same extent as set forth with respect to sub-custodians generally in the Agreement and, regardless of whether assets are maintained in the custody of a Foreign Sub-Custodian or a Foreign Securities System, the Custodian shall not be liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism, or any other loss where the Foreign Sub-Custodian has otherwise acted with reasonable care.

SECTION 5. LOAN SERVICING PROVISIONS

      SECTION 5.1 GENERAL. The following provisions shall apply with respect to investments, property or assets in the nature of loans, or interests or participations in loans, including without limitation interests in syndicated bank loans and bank loan participations, whether in the U.S. or outside the U.S. (collectively, "LOANS") entered into by the Fund on behalf of one or more of its Portfolios (referred to in this Section 5 as the "Fund").

      SECTION 5.2 SAFEKEEPING. Instruments, certificates, agreements and/or other documents which the Custodian may receive with respect to Loans, if any (collectively "FINANCING DOCUMENTS"), from time to time, shall be held by the Custodian at its offices in Boston, Massachusetts.

      SECTION 5.3 DUTIES OF THE CUSTODIAN. The Custodian shall accept such Financing Documents, if any, with respect to Loans as may be delivered to it from time to time by the Fund. The Custodian shall be under no obligation to examine the contents or determine the sufficiency of any such Financing Documents or to provide any certification with respect thereto, whether received by the Custodian as original documents, photocopies, by facsimile or otherwise. Without limiting the foregoing, the Custodian is under no duty to examine any such Financing Documents to determine whether necessary steps have been taken or requirements met with respect to the assignment or transfer of the related Loan or applicable interest or participation in such Loan. The Custodian shall be entitled to assume the genuineness, sufficiency and completeness of any Financing Documents received, and the genuineness and due authority of any signature appearing on such documents. Notwithstanding any term of this Agreement to the contrary, with respect to any Loans, (i) the Custodian shall be under no obligation to determine, and shall have no liability for, the sufficiency of, or to require delivery of, any instrument, document or agreement constituting, evidencing or representing such Loan, other than to receive such Financing Documents, if any, as may be delivered or caused to be delivered to it by the Fund (or its investment manager acting on its behalf), (ii) without limiting the generality of the foregoing, delivery of any such Loan (including without limitation, for purposes of Section 2.6 above) may be made to the Custodian by, and may be represented solely by, delivery to the Custodian of a facsimile or photocopy of an assignment agreement (an "ASSIGNMENT AGREEMENT") or a confirmation or certification from the Fund (or the investment manager) to the effect that it has acquired such Loan and/or has received or will receive, and will deliver to the Custodian, appropriate Financing Documents constituting, evidencing or representing such Loan (such confirmation or certification, together with any Assignment Agreement, collectively, an "ASSIGNMENT AGREEMENT OR CONFIRMATION"), in any case without delivery of any promissory note, participation certificate or similar instrument (collectively, an "INSTRUMENT"),
(iii) if an original Instrument shall be or shall become available with respect to any such Loan, it shall be the sole responsibility of the Fund (or the investment manager acting on its behalf) to make or cause delivery thereof to the Custodian, and the Custodian shall be under no obligation at any time or times to determine whether any such original Instrument has been issued or made available with respect to such Loan, and shall not be under any obligation to compel compliance by the Fund to make or cause delivery of such Instrument to the Custodian, and (iv) any reference to Financing Documents appearing in this
Section 5 shall be deemed to include, without limitation, any such Instrument and/or Assignment Agreement or Confirmation.

If payments with respect to a Loan ("LOAN PAYMENT") are not received by the Custodian on the date on which they are due, as reflected in the Payment Schedule (as such term is defined in Section 5.4 below) of the Loan ("PAYMENT DATE"), or in the case of interest payments, not received either on a scheduled interest payable date, as reported to the Custodian by the Fund (or the investment manager acting on its behalf) for the Loan (the "INTEREST PAYABLE DATE"), or in the amount of their accrued interest payable, the Custodian shall promptly, but in no event later than one business day after the Payment Date or the Interest Payable Date, give telephonic notice to the party obligated under the Financing Documents to make such Loan Payment (the "OBLIGOR") of its failure to make timely payment, and (2) if such payment is not received within three business days of its due date, shall notify the Fund (or the investment manager on its behalf) of such Obligor's failure to make the Loan Payment. The Custodian shall have no responsibility with respect to the collection of Loan Payments which are past due, other than the duty to notify the Obligor and the Fund (or the investment manager acting on its behalf) as provided herein.

The Custodian shall have no responsibilities or duties whatsoever under this Agreement, with respect to Loans or the Financing Documents, except for such responsibilities as are expressly set forth herein. Without limiting the generality of the foregoing, the Custodian shall have no obligation to preserve any rights against prior parties or to exercise any right or perform any obligation in connection with the Loans or any Financing Documents (including, without limitation, no obligation to take any action in respect of or upon receipt of any consent solicitation, notice of default or similar notice received from any bank agent or Obligor, except that the Custodian shall undertake reasonable efforts to forward any such notice to the Fund or the investment manager acting on its behalf). In case any question arises as to its duties hereunder, the Custodian may request instructions from the Fund and shall be entitled at all times to refrain from taking any action unless it has received Proper Instructions from the Fund or the investment manager and the Custodian shall in all events have no liability, risk or cost for any action taken, with respect to a Loan, pursuant to and in compliance with the Proper Instructions of such parties.

The Custodian shall be only responsible and accountable for Loan Payments actually received by it and identified as for the account of the Fund; any and all credits and payments credited to the Fund, with respect to Loans, shall be conditional upon clearance and actual receipt by the Custodian of final payment thereon.

The Custodian shall promptly, upon the Fund's request, release to the Fund's investment manager or to any party as the Fund or the Fund's investment manager may specify, any Financing Documents being held on behalf of the Fund. Without limiting the foregoing, the Custodian shall not be deemed to have or be charged with knowledge of the sale of any Loan, unless and except to the extent it shall have received written notice and instruction from the Fund (or the investment manager acting on its behalf) with respect thereto, and except to the extent it shall have received the sale proceeds thereof.

In no event shall the Custodian be under any obligation or liability to make any advance of its own funds with respect to any Loan.

      SECTION 5.4 RESPONSIBILITY OF THE FUND. With respect to each Loan held by the Custodian hereunder in accordance with the provisions hereof, the Fund shall
(a) cause the Financing Documents evidencing such Loan to be delivered to the Custodian; (b) include with such Financing Documents an amortization schedule of payments (the "PAYMENT SCHEDULE") identifying the amount and due dates of scheduled principal payments, the Interest Payable Date(s) and related payment amount information, and such other information with respect to the related Loan and Financing Documents as the Custodian reasonably may require in order to perform its services hereunder (collectively, "LOAN INFORMATION"), in such form and format as the Custodian reasonably may require; (c) take, or cause the investment manager to take, all actions necessary to acquire good title to such Loan (or the participation in such Loan, as the case may be), as and to the extent intended to be acquired; and (d) cause the Custodian to be named as its nominee for payment purposes under the Financing Documents or otherwise provide for the direct payment of the Payments to the Custodian. The Custodian shall be entitled to rely upon the Loan Information provided to it by the Fund (or the investment manager acting on its behalf) without any obligation on the part of the Custodian independently to verify, investigate, recalculate, update or otherwise confirm the accuracy or completeness thereof; and the Custodian shall have no liability for any delay or failure on the part of the Fund in providing necessary Loan Information to the Custodian, or for any inaccuracy therein or incompleteness thereof. With respect to each such Loan, the Custodian shall be entitled to rely on any information and notices it may receive from time to time from the related bank agent, Obligor or similar party with respect to the related Loan, and shall be entitled to update its records on the basis of such information or notices received, without any obligation on its part independently to verify, investigate or recalculate such information.

      SECTION 5.5 INSTRUCTIONS; AUTHORITY TO ACT. The certificate of the Secretary or an Assistant Secretary of a Fund, identifying certain individuals approved by the Fund's Board to be officers of the Fund or employees of the Fund's investment manager and authorized to sign any such instructions, may be received and accepted as conclusive evidence of the incumbency and authority of such to act and may be considered by the Custodian to be in full force and effect until it receives written notice to the contrary from the Secretary or Assistant Secretary of the Fund. Notwithstanding any other provision of this Agreement, the Custodian shall have no responsibility to ensure that any investment by the Fund with respect to Loans has been authorized.

      SECTION 5.6 ATTACHMENT. In case any portion of the Loans or the Financing Documents shall be attached or levied upon pursuant to an order of court, or the delivery or disbursement thereof shall be stayed or enjoined by an order of court, or any other order, judgment or decrees shall be made or entered by any court affecting the property of the Fund or any act of the Custodian relating thereto, the Custodian is hereby expressly authorized in its sole discretion to obey and comply with all orders, judgments or decrees so entered or issued, without the necessity of inquire whether such court had jurisdiction, and, in case the Custodian obeys or complied with any such order, judgment or decree, it shall not be liable to anyone by reason of such compliance.

SECTION 6. PAYMENTS FOR SALES OR REPURCHASES OR REDEMPTIONS OF SHARES

The Custodian shall receive from the distributor for the Shares or from the Transfer Agent and deposit into the account of the appropriate Portfolio such payments as are received for Shares thereof issued or sold from time to time by the applicable Fund. The Custodian will provide timely notification to such Fund on behalf of each such Portfolio and the Transfer Agent of any receipt by it of payments for Shares of such Portfolio.

From such funds as may be available for the purpose, the Custodian shall, upon receipt of instructions from the Transfer Agent, make funds available for payment to holders of Shares who have delivered to the Transfer Agent a request for redemption or repurchase of their Shares. In connection with the redemption or repurchase of Shares, the Custodian is authorized upon receipt of instructions from the Transfer Agent to wire funds to or through a commercial bank designated by the redeeming shareholders. In connection with the redemption or repurchase of Shares, the Custodian shall honor checks drawn on the Custodian by a holder of Shares, which checks have been furnished by the Fund to the holder of Shares, when presented to the Custodian in accordance with such procedures and controls as are mutually agreed upon from time to time between the Fund and the Custodian.

SECTION 7. PROPER INSTRUCTIONS

Proper Instructions, which may also be standing instructions, as used throughout this Agreement, shall mean instructions received by the Custodian from the Fund, the Fund's investment manager, or a person or entity duly authorized by either of them. Such instructions may be in writing signed by the authorized person or persons or may be in a tested communication or in a communication utilizing access codes effected between electro-mechanical or electronic devices or may be by such other means and utilizing such intermediary systems and utilities as may be agreed to from time to time by the Custodian and the person or entity giving such instructions, provided that the Fund has followed any security procedures agreed to from time to time by the Fund and the Custodian, including, but not limited to, the security procedures selected by the Fund in the Funds Transfer Addendum to this Agreement. Oral instructions will be considered Proper Instructions if the Custodian reasonably believes them to have been given by a person authorized to give such instructions with respect to the transaction involved. The Fund shall cause all oral instructions to be confirmed in writing. For purposes of this Section, Proper Instructions shall include instructions received by the Custodian pursuant to any multi-party agreement which requires a segregated asset account in accordance with Section 2.9 of this Agreement. The Fund or the Fund's investment manager shall cause its duly authorized officer to certify to the Custodian in writing the names, titles, and specimen signatures of persons authorized to give Proper Instructions. The Custodian shall be entitled to rely upon the identity and authority of such persons until it receives notice from the Fund to the contrary.

SECTION 8. ACTIONS PERMITTED WITHOUT EXPRESS AUTHORITY

The Custodian may in its discretion, without express authority from the applicable Fund on behalf of each applicable Portfolio:

      1) make payments to itself or others for minor expenses of handling securities or other similar items relating to its duties under this Agreement, provided that all such payments shall be accounted for to the Fund on behalf of the Portfolio;

      2) surrender securities in temporary form for securities in definitive form;

      3) endorse for collection, in the name of the Portfolio, checks, drafts and other negotiable instruments; and

      4) in general, attend to all non-discretionary details in connection with the sale, exchange, substitution, purchase, transfer and other dealings with the securities and property of the Portfolio except as otherwise directed by the Board.

SECTION 9. EVIDENCE OF AUTHORITY

The Custodian shall be protected in acting upon any instructions, notice, request, consent, certificate or other instrument or paper believed by it to be genuine and to have been properly executed by or on behalf of the applicable Fund. The Custodian may receive and accept a copy of a resolution of the Board, certified by the Secretary or an Assistant Secretary of the Fund ("CERTIFIED RESOLUTION"), as conclusive evidence (a) of the authority of any person to act in accordance with such resolution or (b) of any determination or of any action by the Board as described in such resolution, and such resolution may be considered as in full force and effect until receipt by the Custodian of written notice to the contrary.

SECTION 10. DUTIES OF CUSTODIAN WITH RESPECT TO THE BOOKS OF ACCOUNT AND
            CALCULATION OF NET ASSET VALUE AND NET INCOME

The Custodian shall cooperate with and supply necessary information to the entity or entities appointed by the Board to keep the books of account of each Portfolio and/or compute the net asset value per Share of the outstanding Shares or, if directed in writing to do so by the Fund on behalf of the Portfolio, shall itself keep such books of account and/or compute such net asset value per Share. If so directed, the Custodian shall also calculate daily the net income of the Portfolio as described in the Prospectus and shall, if applicable, provide a distribution rate for one or more Portfolios to the Transfer Agent. For purposes of calculating the net asset value of a Fund or Portfolio, the Custodian shall value the portfolio securities of each Fund or Portfolio, utilizing prices obtained from sources designated by the Fund or Portfolio on a price source authorization, as amended from time to time in writing, or as otherwise designated by means of Proper Instructions (the "PRICE SOURCE AUTHORIZATION").

The Fund acknowledges and agrees that, with respect to investments maintained with the Underlying Transfer Agent, the Underlying Transfer Agent is the sole source of information on the number of shares of a fund held by it on behalf of the Fund and that the Custodian has the right to rely on holdings information furnished by the Underlying Transfer Agent to the Custodian in performing its duties under this Agreement, including, without limitation, the duties set forth in this Section 10 and in Section 11 hereof; provided, however, that the Custodian shall be obligated to reconcile information as to purchases and sales of Underlying Shares contained in trade instructions and confirmations received by the Custodian and to report promptly any discrepancies to the Underlying Transfer Agent. The calculations of the net asset value per Share and the daily income of each Portfolio shall be made in accordance with the Price Source Authorization or Proper Instructions transmitted to Custodian by an authorized person or entity of the Fund.

SECTION 11. RECORDS

The Custodian shall create and maintain all records relating to its activities and obligations under this Agreement in such manner as will meet the obligations of the Fund under the 1940 Act, with particular attention to Section 31 thereof and Rules 31a-1 and 31a-2 thereunder. All such records shall be the property of the Fund and shall at all times during the regular business hours of the Custodian be open for inspection by duly authorized officers, employees or agents of the Fund and employees and agents of the SEC. The Custodian shall, at the Fund's request, supply the Fund with a tabulation of securities owned by each Portfolio and held by the Custodian and shall, when requested to do so by the Fund and for such compensation as shall be agreed upon between the Fund and the Custodian, include certificate numbers in such tabulations.

SECTION 12. OPINION OF FUND'S INDEPENDENT ACCOUNTANT

The Custodian shall take all reasonable action, as the applicable Fund, on behalf of each applicable Portfolio, may from time to time request, to obtain from year to year favorable opinions from the Fund's independent accountants with respect to its activities hereunder in connection with the preparation of the Fund's Form N-1A, Form N2, and Form N-SAR or other annual reports to the SEC and with respect to any other requirements thereof.

SECTION 13. REPORTS TO FUND BY INDEPENDENT PUBLIC ACCOUNTANTS

The Custodian shall provide the applicable Fund, on behalf of each of the Portfolios, at such times as the Fund may reasonably require, with reports by independent public accountants on the accounting system, internal accounting control and procedures for safeguarding securities, futures contracts and options on futures contracts, including securities deposited and/or maintained in a U.S. Securities System or a Foreign Securities System, relating to the services provided by the Custodian under this Agreement; such reports, shall be of sufficient scope and in sufficient detail, as may reasonably be required by the Fund to provide reasonable assurance that any material inadequacies would be disclosed by such examination, and, if there are no such inadequacies, the reports shall so state.

SECTION 14. COMPENSATION OF CUSTODIAN

The Custodian shall be entitled to reasonable compensation for its services and expenses as Custodian, as agreed upon from time to time between each Fund on behalf of each applicable Portfolio and the Custodian.

SECTION 15. RESPONSIBILITY OF CUSTODIAN

So long as and to the extent that it is in the exercise of reasonable care, the Custodian shall not be responsible for the title, validity or genuineness of any property or evidence of title thereto received by it or delivered by it pursuant to this Agreement and shall be held harmless in acting upon any notice, request, consent, certificate or other instrument reasonably believed by it to be genuine and to be signed by the proper party or parties, including any futures commission merchant acting pursuant to the terms of a three-party futures or options agreement. The Custodian shall be held to the exercise of reasonable care in carrying out the provisions of this Agreement, but shall be kept indemnified by and shall be without liability to any Fund for any action taken or omitted by it in good faith without negligence, including, without limitation, acting in accordance with any Proper Instruction. The Custodian shall be entitled to rely on and act upon advice of counsel on all matters. The Custodian shall be without liability for any action reasonably taken or omitted in good faith pursuant to the advice of (i) counsel for the applicable Fund or Funds, or (ii) such other counsel as the Custodian may choose; provided, however, with respect to the performance of any action or omission of any action upon such advice, the Custodian shall be required to conform to the standard of care set forth in this Section. The Custodian shall be without liability to any Fund or Portfolio for any loss, liability, claim or expense resulting from or caused by anything which is part of Country Risk (as defined in Section 3 hereof), including without limitation nationalization, expropriation, currency restrictions, or acts of war, revolution, riots or terrorism.

Except as may arise from the Custodian's own negligence or willful misconduct or the negligence or willful misconduct of a sub-custodian or agent, the Custodian shall be without liability to any Fund for any loss, liability, claim or expense resulting from or caused by; (i) events or circumstances beyond the reasonable control of the Custodian or any sub-custodian or Securities System or any agent or nominee of any of the foregoing, including, without limitation, the interruption, suspension or restriction of trading on or the closure of any securities market, power or other mechanical or technological failures or interruptions, computer viruses or communications disruptions, work stoppages, natural disasters, or other similar events or acts; (ii) errors by the Fund or its duly-authorized investment manager or investment adviser in their instructions to the Custodian provided such instructions have been in accordance with this Agreement; (iii) the insolvency of or acts or omissions by a securities system, including both U.S. Securities Systems and Foreign Securities Systems (collectively "SECURITIES SYSTEM"); (iv) any delay or failure of any broker, agent or intermediary, central bank or other commercially prevalent payment or clearing system to deliver to the Custodian's sub-custodian or agent securities purchased or in the remittance or payment made in connection with securities sold; (v) any delay or failure of any company, corporation, or other body in charge of registering or transferring securities in the name of the Custodian, the Fund, the Custodian's sub-custodians, nominees or agents or any consequential losses arising out of such delay or failure to transfer such securities including non-receipt of bonus, dividends and rights and other accretions or benefits; (vi) delays or inability to perform its duties due to any disorder in market infrastructure with respect to any particular security or Securities System; and (vii) any provision of any present or future law or regulation or order of the United States of America, or any state thereof, or any other country, or political subdivision thereof or of any court of competent jurisdiction.

The Custodian shall be liable for the acts or omissions of a Foreign Sub-Custodian (as defined in Section 4 hereof) to the same extent as set forth with respect to sub-custodians generally in this Agreement.

If a Fund on behalf of a Portfolio requires the Custodian to take any action with respect to securities, which action involves the payment of money or which action may, in the opinion of the Custodian, result in the Custodian or its nominee assigned to the Fund or the Portfolio being liable for the payment of money or incurring liability of some other form, such Fund on behalf of the Portfolio, as a prerequisite to requiring the Custodian to take such action, shall provide indemnity to the Custodian in an amount and form satisfactory to it.

In no event shall the Custodian be liable for indirect, special or consequential damages.

SECTION 16. SECURITY INTEREST

      The provisions of this Section 16 shall constitute a security agreement. Terms used in this Section 16 which are defined in the Uniform Commercial Code of The Commonwealth of Massachusetts shall have the same meanings in this
Section 16 as in the Uniform Commercial Code of The Commonwealth of Massachusetts (the "UCC"). If a term is defined in Article 9 of the UCC and in another Article as well, the Article 9 definition shall control.

SECTION 16.1 Collateral. To secure the due and punctual payment of all liabilities, whether actual or contingent ("LIABILITIES"), of the Fund to the Custodian now or hereafter arising or incurred under or in connection with this Agreement, the Fund hereby grants to the Custodian a security interest in the following, whether now existing or hereafter acquired or created (collectively, the "COLLATERAL"):

      1) all of the Fund's cash, deposit accounts, securities and other investment property, promissory notes and other instruments, chattel paper and other assets in the possession or under the control of any of the Custodian and its agents, affiliates and subcustodians;

      2) all of the Fund's promissory notes and chattel paper (a) copies of which are in the possession or under the control of any of the Custodian and its agents, affiliates and subcustodians, (b) assigned to the Fund and for which originals or copies of confirmations or other evidences of the assignment are in the possession or under the control of any of the Custodian and its agents, affiliates and subcustodians or (c) assigned to the Fund and for which instructions have been given to make payments of principal, interest or other amounts thereon to any of the Custodian and its agents, affiliates and subcustodians; and

      3) all of the Fund's payment intangibles (a) evidenced by or created under written or electronic agreements originals or copies of which are in the possession or under the control of any of the Custodian and its agents, affiliates and subcustodians, (b) assigned to the Fund and for which originals or copies of confirmations or other evidences of the assignment are in the possession or under the control of any of the Custodian and its agents, affiliates and subcustodians or (c) assigned to the Fund and for which instructions have been given to make payments of principal, interest or other amounts thereon to any of the Custodian and its agents, affiliates and subcustodians; and

      4)    any and all proceeds of any thereof.

      The Liabilities include, without limitation, (a) the obligations of the Fund to the Custodian in relation to any advance of cash or securities for any purpose including in connection with any pre-determined income or assumed settlements; (b) the obligations of the Fund to the Custodian (in its capacity as foreign exchange provider or otherwise) in relation to any spot or forward foreign exchange contracts or any other foreign exchange contract or facility entered into with the Fund; and (c) the obligations of the Fund to reimburse the Custodian for any taxes, interest, charges, expense, assessments, or other liabilities that may be assessed against or imposed on the Custodian under or in connection with this Agreement for the Fund.

SECTION 16.2 Failure to Satisfy Liabilities. In the event that the Fund fails to satisfy any of the Liabilities as and when due and payable, the failure shall constitute a default under this Section 16, and the Custodian shall then have with respect to the Collateral, in addition to all other rights and remedies arising hereunder or under applicable law, the rights and remedies of a secured party under the Uniform Commercial Code of The Commonwealth of Massachusetts. Without prejudice to the Custodian's rights under applicable law, the Custodian shall be entitled, without notice to the Fund, to withhold delivery of any Collateral, sell or otherwise realize any Collateral and to apply the money or other proceeds and any other monies credited to the cash accounts in satisfaction of such Liabilities. The Fund acknowledges that, in the Custodian exercising any such rights or remedies against any Collateral, it will be commercially reasonable for the Custodian (i) to accelerate or cause the acceleration of the maturity of any fixed term deposits comprised in the Collateral and
      (ii) to effect such currency conversions as may be necessary at its current rates for the sale and purchase of the relevant currencies.

SECTION 16.3 UCC Filings. With respect to Loans (as defined in Section 5 of this Agreement), each Fund hereby irrevocably authorizes the Custodian at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral as described in
      Section 16.1 or as being of an equal or lesser scope or with greater detail, and (b) provide any other information required by Article 9 of any applicable Uniform Commercial Code jurisdiction for the sufficiency or filing office acceptance of any financing statement or amendment, including whether the Fund is an organization, the type of organization and any organizational identification number issued to the

      Fund. The applicable Fund agrees to furnish any such information to the Custodian promptly upon the Custodian's request. The Fund also ratifies its authorization for the Custodian to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

SECTION 16.4 Location for Filing Purposes. Each Fund represents and warrants to the Custodian, that (a) its location and type of organization, as listed on Appendix A to this Agreement, is a registered organization in a particular named state or commonwealth; or (b) its location and type of organization is at its place of business, and if more than one place of business, its chief executive office and such location and type of organization is listed on Appendix A of this Agreement; and (c) that such Fund maintains a public record showing it to have been organized. Each Fund covenants to provide to the Custodian at least 30 days' prior written notice of any change in location of its place of organization or its place of business or its chief executive office. Each Fund's organization numbers are listed on Appendix A to this Agreement

SECTION 16.5 Perfected Security Interest. The Company agrees to take such actions as the Custodian may from time to time request in order to insure that the Custodian has a first perfected security interest in the Collateral and that the Custodian has the ability to enforce its security interest. Without limitation upon the foregoing, for such purposes the Company (a) shall promptly deliver to the possession or control of the Custodian or its designee originals of any instruments (including promissory notes) and chattel paper comprised in the Collateral and not already in the possession or under the control of the Custodian and its agents, affiliates and subcustodians, (b) shall promptly obtain termination amendments of Uniform Commercial Code financing statements or terminations or subordinations of security interests or other liens, in form and substance satisfactory to Custodian, where the failure to take such action could result in a competing security in or other lien on any of the Collateral having priority over the security interest of the Custodian in the Collateral, and (c) further authorizes the Custodian to take such action as in the opinion of the Custodian may be necessary or advisable under any foreign law.

SECTION 17. EFFECTIVE PERIOD, TERMINATION AND AMENDMENT

This Agreement shall become effective for any particular Fund on the date indicated on Appendix A, shall continue in full force and effect until terminated as hereinafter provided, may be amended at any time by mutual agreement of the parties hereto and may be terminated by either party by an instrument in writing delivered or mailed, postage prepaid to the other party, such termination to take effect not sooner than sixty (60) days after the date of such delivery or mailing; provided, however, that no Fund shall not amend or terminate this Agreement in contravention of any applicable federal or state regulations, or any provision of such Fund's Governing Documents, as applicable, and further provided, that each Fund may at any time by action of its Board (i) substitute another bank or trust company for the Custodian by giving notice as described above to the Custodian, or (ii) immediately terminate this Agreement in the event of the appointment of a conservator or receiver for the Custodian by the Comptroller of the Currency or upon the happening of a like event at the direction of an appropriate regulatory agency or court of competent jurisdiction.

Termination of this Agreement with respect to any one particular Fund or Portfolio shall in no way affect the rights and duties under this Agreement with respect to any other Fund or Portfolio.

Upon termination of the Agreement with respect to any particular Portfolio, the Fund on behalf of each applicable Portfolio shall pay to the Custodian such compensation as may be due as of the date of such termination and shall likewise reimburse the Custodian for its costs, expenses and disbursements.

SECTION 18. SUCCESSOR CUSTODIAN

If a successor custodian for one or more Funds or Portfolios shall be appointed by the applicable Board, the Custodian shall, upon termination, deliver to such successor custodian at the office of the Custodian, duly endorsed and in the form for transfer, all securities of each applicable Portfolio then held by it hereunder and shall transfer to an account of the successor custodian all of the securities of each such Portfolio held in a Securities System or at the Underlying Transfer Agent.

If no such successor custodian shall be appointed, the Custodian shall, in like manner, upon receipt of a Certified Resolution, deliver at the office of the Custodian and transfer such securities, funds and other properties in accordance with such resolution.

In the event that no written order designating a successor custodian or Certified Resolution shall have been delivered to the Custodian on or before the date when such termination shall become effective, then the Custodian shall have the right to deliver to a bank or trust company, which is a "bank" as defined in the 1940 Act, doing business in Boston, Massachusetts, or New York, New York, of its own selection, having an aggregate capital, surplus, and undivided profits, as shown by its last published report, of not less than $25,000,000, all securities, funds and other properties held by the Custodian hereunder and all instruments held by the Custodian relative thereto and all other property held by it under this Agreement on behalf of each applicable Portfolio, and to transfer to an account of such successor custodian all of the securities of each such Portfolio held in any Securities System or at the Underlying Transfer Agent. Thereafter, such bank or trust company shall be the successor of the Custodian under this Agreement.

In the event that securities, funds and other properties remain in the possession of the Custodian after the date of termination hereof with respect to any Portfolio owing to the failure of the applicable Fund to procure the Certified Resolution to appoint a successor custodian, the Custodian shall be entitled to fair compensation for its services during such period as the Custodian retains possession of such securities, funds and other properties and the provisions of this Agreement relating to the duties and obligations of the Custodian shall remain in full force and effect.

SECTION 19. INTERPRETIVE AND ADDITIONAL PROVISIONS

In connection with the operation of this Agreement, the Custodian and each Fund on behalf of the Portfolios may from time to time agree on such provisions interpretive of or in addition to the provisions of this Agreement as may in their joint opinion be consistent with the general tenor of this Agreement. Any such interpretive or additional provisions shall be in a writing signed by both parties and shall be annexed hereto, provided that no such interpretive or additional provisions shall contravene any applicable federal or state regulations or any provision of the Fund's Governing Documents. No interpretive or additional provisions made as provided in the preceding sentence shall be deemed to be an amendment of this Agreement.

SECTION 20. ADDITIONAL FUNDS; PARTIES TO THE AGREEMENT

      SECTION 20.1 In the event that any investment company in addition to those listed on Appendix A attached hereto desires to have the Custodian render services as custodian under the terms hereof, and if the Custodian wishes to provide such services, it shall so notify the Custodian in writing and attach a revised Appendix A. Upon execution thereof, such entity shall become a Fund hereunder and be bound by all terms, conditions and provisions hereof.

      SECTION 20.2 Each Fund listed in Appendix A is a separate party under this Agreement. The use of a single document to memorialize the separate Agreement of each of the Funds is understood to be for clerical convenience only and shall not constitute any basis for joining the Fund (or a particular Portfolio) in any respect.

      SECTION 20.3 Each Fund represents and warrants and the Custodian acknowledges that (a) the Fund is either a registered investment company or a Portfolio of such a Fund, and (b) the assets and liabilities of each Fund or Portfolio listed on Appendix A to this Agreement shall be separate and distinct from the assets and liabilities of any other Fund or Portfolio hereunder and any claims against a particular Fund or Portfolio may be satisfied only from the assets specifically allocated to that Fund or Portfolio.

      SECTION 20.4. This Agreement is executed by the officers of each Fund in their capacity as such and not individually. Any responsibility or liability of a Fund (or a particular Portfolio) under any provision of this Agreement shall be satisfied solely from the assets of that Fund (or of a particular Portfolio), tangible or intangible, realized or unrealized, and in no event shall the Transfer Agent or any other person have any recourse against the shareholders, officers or to the extent applicable, directors/trustees of the Fund under this Agreement or against any one Fund or Portfolio for the obligations of any Fund or Portfolio.

SECTION 21. ADDITIONAL PORTFOLIOS

In the event that any Fund establishes one or more series of Shares in addition to those listed on the Appendix A attached to this Agreement, with respect to which it desires to have the Custodian render services as custodian under the terms hereof and if the Custodian wishes to provide such services, then it shall so notify the Custodian in writing and attach a revised Appendix A. Upon execution thereof, such series of Shares shall become a Portfolio hereunder.

SECTION 22. MASSACHUSETTS LAW TO APPLY

This Agreement shall be construed and the provisions thereof interpreted under and in accordance with laws of The Commonwealth of Massachusetts.

SECTION 23. PRIOR AGREEMENTS

This Agreement supersedes and terminates, as of the date hereof, all prior Agreements between each Fund on behalf of each of the Portfolios and the Custodian relating to the custody of each Portfolio's assets.

SECTION 24. NOTICES.

Any notice, instruction or other instrument required to be given hereunder may be delivered in person to the offices of the parties as set forth herein during normal business hours or delivered prepaid registered mail or by telex, cable or telecopy to the parties at the following addresses or such other addresses as may be notified by any party from time to time.

To any Fund:       AIG SunAmerica Asset Management Corp.
                   Harborside Financial Center
                   3200 Plaza 5
                   Jersey City, NJ  07311
                   Attention: Greg Bressler, Senior Vice President and General Counsel
                   Telephone:  201-324-6363
                   Facsimile:  201-324-6364

To the Custodian:  STATE STREET BANK AND TRUST COMPANY
                   One Federal Street - BO/2
                   Boston, MA  02110
                   Attention:Philip Cummings.
                   Telephone: 617-662-0246
                   Facsimile: 617- 662-0226

Such notice, instruction or other instrument shall be deemed to have been served in the case of a registered letter at the expiration of five business days after posting, in the case of cable twenty-four hours after dispatch and, in the case of telex, immediately on dispatch and if delivered outside normal business hours it shall be deemed to have been received at the next time after delivery when normal business hours commence and in the case of cable, telex or telecopy on the business day after the receipt thereof. Evidence that the notice was properly addressed, stamped and put into the post shall be conclusive evidence of posting.

SECTION 25. REPRODUCTION OF DOCUMENTS

This Agreement and all schedules, addenda, exhibits, attachments and amendments hereto may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties hereto all/each agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

SECTION 26. REMOTE ACCESS SERVICES ADDENDUM

The Custodian and each Fund agree to be bound by the terms of the Remote Access Services Addendum attached hereto.

SECTION 27. LIABILITY OF MASSACHUSETTS BUSINESS TRUSTS

With respect to each Fund that is organized as a Massachusetts business trust, the declaration of trust establishing such trust, a copy of which is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name of such trust refers to the trustees collectively as trustees, not as individuals or personally; and that no trustee, shareholder, officer, employee or agent of such trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of such trust or any portfolio; but that the trust estate shall be liable. Notice is hereby given that nothing contained herein shall be construed to be binding upon any of the trustees, officers, or shareholders of such trust individually.

SECTION 28. SHAREHOLDER COMMUNICATIONS ELECTION

SEC Rule 14b-2 requires banks which hold securities for the account of customers to respond to requests by issuers of securities for the names, addresses and holdings of beneficial owners of securities of that issuer held by the bank unless the beneficial owner has expressly objected to disclosure of this information. In order to comply with the rule, the Custodian needs the Fund to indicate whether it authorizes the Custodian to provide the Fund's name, address, and share position to requesting companies whose securities the Fund owns. If the Fund tells the Custodian "no", the Custodian will not provide this information to requesting companies. If the Fund tells the Custodian "yes" or does not check either "yes" or "no" below, the Custodian is required by the rule to treat the Fund as consenting to disclosure of this information for all securities owned by the Fund or any funds or accounts established by the Fund. For the Fund's protection, the Rule prohibits the requesting company from using the Fund's name and address for any purpose other than corporate communications. Please indicate below whether the Fund consents or objects by checking one of the alternatives below.

YES [ ] The Custodian is authorized to release the Fund's name, address, and share positions.

NO [X] The Custodian is not authorized to release the Fund's name, address, and share positions.

      IN WITNESS WHEREOF, each of the parties has caused this instrument to be executed in its name and behalf by its duly authorized representative and its seal to be hereunder affixed effective as of January 18, 2006.

EACH REGISTERED INVESTMENT                  FUND SIGNATURE ATTESTED TO BY:
COMPANY LISTED ON APPENDIX A
ON BEHALF OF ITSELF OR ITS PORTFOLIOS

By:    /s/ GREGORY BRESSLER                 By:    /s/ NORI L. GABERT
       ----------------------------------          -----------------------------

Name:  Gregory Bressler                     Name:  Nori L. Gabert

Title: Vice President (VC I and II)         Title: Vice President and Secretary

       Vice President/Assistant Secretary    (VC I, VC II, Seasons & SunAmerica
       (Seasons & SunAmerica Series Trust)  Series Trust) and Vice President and
              Secretary (all others)          Assistant Secretary (all others)

STATE STREET BANK AND TRUST COMPANY         SIGNATURE ATTESTED TO BY:

By:    /s/ JOSEPH L. HOOLEY                 By:    /s/ JEAN S. CARR
       ---------------------------------           -----------------------------

Name:  Joseph L. Hooley                     Name:  Jean S. Carr

Title: Executive Vice President             Title: Vice President & Counsel


                                   APPENDIX A
                                     TO THE
                           MASTER CUSTODIAN AGREEMENT
                                     BETWEEN
              EACH AIG/SUNAMERICA REGISTERED INVESTMENT COMPANY AND
                       STATE STREET BANK AND TRUST COMPAY

                          DATED AS OF JANUARY 18, 2006

VALIC COMPANY I
-   Asset Allocation Fund
-   Blue Chip Growth Fund
-   Capital Conservation Fund
-   Core Equity Fund
-   Government Securities Fund
-   Growth & Income Fund
-   Health Sciences Fund
-   Income & Growth Fund
-   International Equities Fund
-   International Government Bond Fund
-   International Growth I Fund
-   Large Cap Growth Fund
-   Mid Cap Index Fund
-   Money Market I Fund
-   Nasdaq-100(R) Index Fund
-   Science & Technology Fund
-   Small Cap Fund
-   Small Cap Index Fund
-   Social Awareness Fund
-   Stock Index Fund
-   Value Fund
-   Inflation Protected Fund1
-   Large Capital Growth Fund(1)
-   Mid Cap Strategic Growth Fund(1)
-   Broad Cap Value Fund(2)
-   Foreign Value Fund(2)
-   Global Equity Fund(2)
-   Global Strategy Fund(2)
-   Large Cap Core Fund(2)
-   Small Cap Aggressive Growth Fund(2)
-   Small Cap Special Values Fund(2)
-   Small Cap Strategic Growth Fund(2)
-   VALIC Ultra Fund(2)

----------
(1) VALIC Company I, Inflation Protected Fund, Large Capital Growth Fund and Mid Capital Growth Fund became effective on December 20, 2004.

(2) VALIC Company I, Broad Cap Value Fund, Foreign Value Fund, Global Equity Fund, Global Strategy Fund, Large Cap Core Fund, Small Cap Aggressive Growth Fund, Small Cap Special Values Fund, Small Cap Strategic Growth Fund and VALIC Ultra Fund will become effective on or about December 5, 2005.

VALIC COMPANY II
-   Aggressive Growth Lifestyle Fund
-   Capital Appreciation Fund
-   Conservative Growth Lifestyle Fund
-   Core Bond Fund
-   High Yield Bond Fund
-   International Small Cap Equity Fund
-   Large Cap Value Fund
-   Mid Cap Growth Fund
-   Mid Cap Value Fund
-   Moderate Growth Lifestyle Fund
-   Money Market II Fund
-   Small Cap Growth Fund
-   Small Cap Value Fund
-   Socially Responsible Fund
-   Strategic Bond Fund

SEASONS SERIES TRUST
-   Multi-Managed Growth Portfolio
-   Multi-Managed Moderate Growth Portfolio
-   Multi-Managed Income/Equity Portfolio
-   Multi-Managed Income Portfolio
-   Asset Allocation: Diversified Growth Portfolio
-   Focus Growth Portfolio
-   Focus TechNet Portfolio
-   Focus Growth and Income Portfolio
-   Focus Value Portfolio
-   Stock Portfolio
-   Large Cap Growth Portfolio
-   Large Cap Composite Portfolio
-   Large Cap Value Portfolio
-   Mid Cap Growth Portfolio
-   Mid Cap Value Portfolio
-   Small Cap Portfolio
-   International Equity Portfolio
-   Diversified Fixed Income Portfolio
-   Cash Management Portfolio
-   Allocation Growth Portfolio(3)
-   Allocation Moderate Portfolio(3)
-   Allocation Balanced Portfolio(3)
-   Allocation Conservative Portfolio(3)
-   Strategic Fixed Income Portfolio(3)

----------
(3) Seasons Series Trust, Allocation Growth Portfolio, Allocation Moderate Portfolio, Allocation Balanced Portfolio, Allocation Conservative Portfolio and Strategic Fixed Income Portfolio became effective on January 18, 2005.

SUNAMERICA SERIES TRUST
-   Cash Management Portfolio
-   Corporate Bond Portfolio
-   Global Bond Portfolio
-   High-Yield Bond Portfolio
-   Worldwide High Income Portfolio
-   SunAmerica Balanced Portfolio
-   MFS Total Return Portfolio
-   Telecom Utility Portfolio
-   Equity Income Portfolio
-   Equity Index Portfolio
-   Growth-Income Portfolio
-   Federated American Leaders Portfolio
-   Davis Venture Value Portfolio
-   "Dogs" of Wall Street Portfolio
-   Alliance Growth Portfolio
-   Goldman Sachs Research Portfolio
-   MFS Massachusetts Investors Trust Portfolio
-   Putnam Growth: Voyager Portfolio
-   Blue Chip Growth Portfolio
-   Real Estate Portfolio
-   Small Company Value Portfolio
-   MFS Mid-Cap Growth Portfolio
-   Aggressive Growth Portfolio
-   Growth Opportunities Portfolio
-   Marsico Growth Portfolio
-   Technology Portfolio
-   Small & Mid Cap Value Portfolio
-   International Growth and Income Portfolio
-   Global Equities Portfolio
-   International Diversified Equities Portfolio
-   Emerging Markets Portfolio
-   Foreign Value Portfolio

ANCHOR SERIES TRUST
-   Growth Portfolio
-   Growth and Income Portfolio
-   Capital Appreciation Portfolio
-   Natural Resources Portfolio
-   Asset Allocation Portfolio
-   Multi-Asset Portfolio
-   Strategic Multi-Asset Portfolio
-   Money Market Portfolio
-   Government and Quality Bond Portfolio

SUNAMERICA FOCUSED SERIES, INC.
-   Focused Multi-Cap Growth Portfolio
-   Focused Large-Cap Growth Portfolio
-   Focused Growth and Income Portfolio
-   Focused Large-Cap Value Portfolio
-   Focused Small-Cap Value Portfolio (a)
-   Focused Dividend Strategy Portfolio
-   Focused Multi-Cap Value Portfolio
-   Focused Technology Portfolio
-   Focused Small-Cap Growth Portfolio (b)
-   Focused International Equity Portfolio
-   Focused Equity Strategy Portfolio
-   Focused Multi-Asset Strategy Portfolio
-   Focused Balanced Strategy Portfolio
-   Focused Fixed Income and Equity Strategy Portfolio
-   Focused Fixed Income Strategy Portfolio
-   Focused Mid-Cap Growth Portfolio
-   Focused Mid-Cap Value Portfolio

SUNAMERICA EQUITY FUNDS
-   SunAmerica Value Fund
-   SunAmerica Balanced Assets Fund
-   SunAmerica Blue Chip Growth Fund
-   SunAmerica Growth and Income Fund
-   SunAmerica Growth Opportunities Fund
-   SunAmerica New Century Fund
-   SunAmerica International Equity Fund
-   SunAmerica Biotech/Health Fund
-   Taxed Managed Equity Fund

SUNAMERICA INCOME FUNDS
-   SunAmerica Strategic Bond Fund
-   SunAmerica GNMA Fund
-   SunAmerica High Yield Bond Fund
-   SunAmerica Tax Exempt Insured Fund
-   SunAmerica US Government Securities Fund
-   SunAmerica Core Bond Fund

SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.
SUNAMERICA FOCUSED ALPHA LARGE-CAP FUND, INC.

SUNAMERICA MONEY MARKET
-   SunAmerica Money Market Fund
-   SunAmerica Municipal Money Market Fund

Footnotes:

(a) The Focused Small-Cap Value Portfolio was formerly known as the Focused 2000 Value Portfolio.

(b) The Focused Small-Cap Growth Portfolio was formerly known as the Focused 2000 Growth Portfolio.

AIG SERIES TRUST
-   2010 High Watermark Fund
-   2015 High Watermark Fund
-   2020 High Watermark Fund
-   2025 High Watermark Fund
-   Long Horizon Fund
-   Short Horizon Income Fund

                                                                      SCHEDULE A

                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
                                  SUBCUSTODIANS

COUNTRY            SUBCUSTODIAN

Argentina          Citibank, N.A.

Australia          Westpac Banking Corporation

                   Citibank Pty. Limited

Austria            Erste Bank der Osterreichischen Sparkassen AG

Bahrain            HSBC Bank Middle East
                   (as delegate of the Hongkong and Shanghai Banking Corporation Limited)

Bangladesh         Standard Chartered Bank

Belgium            BNP Paribas Securities Services, S.A.

Benin              via Societe Generale de Banques en Cote d'Ivoire, Abidjan, Ivory Coast

Bermuda            The Bank of Bermuda Limited

Botswana           Barclays Bank of Botswana Limited

Brazil             Citibank, N.A.

Bulgaria           ING Bank N.V.

Burkina Faso       via Societe Generale de Banques en Cote d'Ivoire, Abidjan, Ivory Coast

Canada             State Street Trust Company Canada

Cayman Islands     Scotiabank & Trust (Cayman) Limited

Chile              BankBoston, N.A.

                                  STATE STREET                        SCHEDULE A
                             GLOBAL CUSTODY NETWORK
                                  SUBCUSTODIANS

COUNTRY                    SUBCUSTODIAN
People's Republic          The Hongkong and Shanghai Banking Corporation Limited,
of China                   Shanghai and Shenzhen branches

Colombia                   Cititrust Colombia S.A. Sociedad Fiduciaria

Costa Rica                 Banco BCT S.A.

Croatia                    Privredna Banka Zagreb d.d

Cyprus                     Cyprus Popular Bank Ltd.

Czech Republic             Eeskoslovenska Obchodni Banka, A.S.

Denmark                    Skandinaviska Enskilda Bankken AB, Sweden (operating through its Copenhagen branch)

Ecuador                    Banco de la Produccion S.A. PRODUBANCO

Egypt                      HSBC Bank Egypt S.A.E.
                           (as delegate of The Hongkong and Shanghai Banking Corporation Limited)

Estonia                    AS Hansabank

Finland                    Nordea Bank Finland Plc.

France                     BNP Paribas Securities Services, S.A.

                           Deutsche Bank AG, Netherlands (operating through its Paris branch)

Germany                    Deutsche Bank AG

Ghana                      Barclays Bank of Ghana Limited

Greece                     National Bank of Greece S.A.

                                  STATE STREET                        SCHEDULE A
                             GLOBAL CUSTODY NETWORK
                                  SUBCUSTODIANS

COUNTRY                    SUBCUSTODIAN
Guinea-Bissau              via Societe Generale de Banques en Cote d'Ivoire, Abidjan, Ivory Coast

Hong Kong                  Standard Chartered Bank (Hong Kong) Limited

Hungary                    HVB Bank Hungary Rt.

Iceland                    Kaupthing Bank hf.

India                      Deutsche Bank AG

                           The Hongkong and Shanghai Banking Corporation Limited

Indonesia                  Deutsche Bank AG

Ireland                    Bank of Ireland

Israel                     Bank Hapoalim B.M.

Italy                      BNP Paribas Securities Services, S.A.

                           Deutsche Bank S.p.A.

Ivory Coast                Societe Generale de Banques en Cote d'Ivoire

Jamaica                    Bank of Nova Scotia Jamaica Ltd.

Japan                      Mizuho Corporate Bank Ltd.

                           Sumitomo Mitsui Banking Corporation

Jordan                     HSBC Bank Middle East
                           (as delegate of the Hongkong and Shanghai Banking Corporation Limited)

                                  STATE STREET                        SCHEDULE A
                             GLOBAL CUSTODY NETWORK
                                  SUBCUSTODIANS

COUNTRY                    SUBCUSTODIAN
Kazakhstan                 HSBC Bank Kazakhstan
                           (as delegate of the Hongkong and Shanghai Banking Corporation Limited)

Kenya                      Barclays Bank of Kenya Limited

Republic of Korea          Deutsche Bank AG

                           The Hongkong and Shanghai Banking Corporation Limited

Latvia                     A/s Hansabanka

Lebanon                    HSBC Bank Middle East
                           (as delegate of The Hongkong and Shanghai Banking Corporation Limited)

Lithuania                  SEB Vilniaus Bankas AB

Malaysia                   Standard Chartered Bank Malaysia Berhad

Mali                       via Societe Generale de Banques en Cote d'Ivoire, Abidjan, Ivory Coast

Malta                      The Hongkong and Shanghai Banking Corporation Limited

Mauritius                  The Hongkong and Shanghai Banking Corporation Limited

Mexico                     Banco Nacional de Mexico S.A.

Morocco                    Attijariwafa bank

Namibia                    Standard Bank Namibia Limited

Netherlands                Deutsche Bank N.V.

                           KAS BANK N.V.

                                  STATE STREET                        SCHEDULE A
                             GLOBAL CUSTODY NETWORK
                                  SUBCUSTODIANS

COUNTRY                    SUBCUSTODIAN
New Zealand                Westpac Banking Corporation

Niger                      via Societe Generale de Banques en Cote d'Ivoire, Abidjan, Ivory Coast

Nigeria                    Stanbic Bank Nigeria Limited

Norway                     Nordea Bank Norge ASA

Oman                       HSBC Bank Middle East Limited
                           (as delegate of The Hongkong and Shanghai Banking Corporation Limited)

Pakistan                   Deutsche Bank AG

Palestine                  HSBC Bank Middle East Limited
                           (as delegate of The Hongkong and Shanghai Banking Corporation Limited)

Panama                     HSBC Bank (Panama) S.A.

Peru                       Citibank del Peru, S.A.

Philippines                Standard Chartered Bank

Poland                     Bank Handlowy w Warszawie S.A.

Portugal                   Banco Comercial Portugues S.A.

Puerto Rico                Citibank N.A.

Qatar                      HSBC Bank Middle East Limited
                           (as delegate of The Hongkong and Shanghai Banking Corporation Limited)

Romania                    ING Bank N.V.

Russia                     ING Bank (Eurasia) ZAO, Moscow

                                  STATE STREET                        SCHEDULE A
                             GLOBAL CUSTODY NETWORK
                                  SUBCUSTODIANS

COUNTRY                    SUBCUSTODIAN
Senegal                    via Societe Generale de Banques en Cote d'Ivoire, Abidjan, Ivory Coast

Serbia                     HVB Bank Serbia and Montenegro a.d.

Singapore                  DBS Bank Limited

                           United Overseas Bank Limited

Slovak Republic            Eeskoslovenska Obchodni Banka, A.S., pobocka zahranicnej banky v SR

Slovenia                   Bank Austria Creditanstalt d.d. - Ljubljana

South Africa               Nedbank Limited

                           Standard Bank of South Africa Limited

Spain                      Santander Central Hispano Investment S.A.

Sri Lanka                  The Hongkong and Shanghai Banking Corporation Limited

Swaziland                  Standard Bank Swaziland Limited

Sweden                     Skandinaviska Enskilda Banken AB

Switzerland                UBS AG

Taiwan - R.O.C.            Central Trust of China

Thailand                   Standard Chartered Bank (Thai) Public Company Limited

Togo                       via Societe Generale de Banques en Cote d'Ivoire, Abidjan, Ivory Coast

Trinidad & Tobago          Republic Bank Limited

                                  STATE STREET                        SCHEDULE A
                             GLOBAL CUSTODY NETWORK
                                  SUBCUSTODIANS

COUNTRY                    SUBCUSTODIAN
Tunisia                    Banque Internationale Arabe de Tunisie

Turkey                     Citibank, A.S.

Uganda                     Barclays Bank of Uganda Limited

Ukraine                    ING Bank Ukraine

United Arab Emirates       HSBC Bank Middle East Limited
                           (as delegate of The Hongkong and Shanghai Banking Corporation Limited)

United Kingdom             State Street Bank and Trust Company, United kingdom Branch

Uruguay                    BankBoston, N.A.

Venezuela                  Citibank, N.A.

Vietnam                    The Hongkong and Shanghai Banking Corporation Limited

Zambia                     Barclays Bank of Zambia Plc.

Zimbabwe                   Barclays Bank of Zimbabwe Limited

                                  STATE STREET                        SCHEDULE B
                             GLOBAL CUSTODY NETWORK
                    DEPOSITORIES OPERATING IN NETWORK MARKETS

COUNTRY                    DEPOSITORIES
Argentina                  Caja de Valores S.A.

Australia                  Austraclear Limited

Austria                    Oesterreichische Kontrollbank AG
                           (Wertpapiersammelbank Division)

Bahrain                    Clearing, Settlement, and Depository System of the Bahrain Stock Exchange

Bangladesh                 Central Depository Bangladesh Limited

Belgium                    Banque Nationale de Belgique

                           Caisse Interprofessionnelle de Depots et de Virements de Titres, S.A.

Benin                      Depositaire Central - Banque de Reglement

Bermuda                    Bermuda Securities Depository

Brazil                     Central de Custodia e de Liquidacao Financeira de Titulos Privados (CETIP)

                           Companhia Brasileira de Liquidacao e Custodia

                           Sistema Especial de Liquidacao e de Custodia (SELIC)

Bulgaria                   Bulgarian National Bank

                           Central Depository AD

Burkina Faso               Depositaire Central - Banque de Reglement

Canada                     The Canadian Depository for Securities Limited

Chile                      Deposito Central de Valores S.A.

                                  STATE STREET                        SCHEDULE B
                             GLOBAL CUSTODY NETWORK
                    DEPOSITORIES OPERATING IN NETWORK MARKETS

COUNTRY                    DEPOSITORIES
People's Republic          China Securities Depository and Clearing Corporation Limited
of China                   Shanghai Branch

                           China Securities Depository and Clearing Corporation Limited
                           Shenzhen Branch

Colombia                   Deposito Central de Valores

                           Deposito Centralizado de Valores de Colombia S..A. (DECEVAL)

Costa Rica                 Central de Valores S.A.

Croatia                    Sredisnja Depozitarna Agencija d.d.

Cyprus                     Central Depository and Central Registry

Czech Republic             Czech National Bank

                           Stredisko cennych papiru - Ceska republika

Denmark                    Vaerdipapircentralen (Danish Securities Center)

Egypt                      Misr for Clearing, Settlement, and Depository S.A.E.

                           Central Bank of Egypt

Estonia                    AS Eesti Vaartpaberikeskus

Finland                    Suomen Arvopaperikeskus

France                     Euroclear France

Germany                    Clearstream Banking AG, Frankfurt

                                  STATE STREET                        SCHEDULE B
                             GLOBAL CUSTODY NETWORK
                    DEPOSITORIES OPERATING IN NETWORK MARKETS

COUNTRY                    DEPOSITORIES

Greece                     Apothetirion Titlon AE - Central Securities Depository

                           Bank of Greece,
                           System for Monitoring Transactions in Securities in Book-Entry Form

Guinea-Bissau              Depositaire Central - Banque de Reglement

Hong Kong                  Central Moneymarkets Unit

                           Hong Kong Securities Clearing Company Limited

Hungary                    Kozponti Elszamolohaz es Ertektar (Budapest) Rt. (KELER)

Iceland                    Icelandic Securities Depository Limited

India                      Central Depository Services (India) Limited

                           National Securities Depository Limited

                           Reserve Bank of India

Indonesia                  Bank Indonesia

                           PT Kustodian Sentral Efek Indonesia

Israel                     Tel Aviv Stock Exchange Clearing House Ltd. (TASE Clearinghouse)

Italy                      Monte Titoli S.p.A.

Ivory Coast                Depositaire Central - Banque de Reglement

Jamaica                    Jamaica Central Securities Depository

Japan                      Bank of Japan  - Net System

                           Japan Securities Depository Center (JASDEC) Incorporated

                                  STATE STREET                        SCHEDULE B
                             GLOBAL CUSTODY NETWORK
                    DEPOSITORIES OPERATING IN NETWORK MARKETS

COUNTRY                    DEPOSITORIES
Jordan                     Securities Depository Center

Kazakhstan                 Central Securities Depository

Kenya                      Central Depository and Settlement Corporation Limited

                           Central Bank of Kenya

Republic of Korea          Korea Securities Depository

Latvia                     Latvian Central Depository

Lebanon                    Banque du Liban

                           Custodian and Clearing Center of Financial Instruments for Lebanon
                           and the Middle East (Midclear)  S.A.L.

Lithuania                  Central Securities Depository of Lithuania

Malaysia                   Bank Negara Malaysia

                           Bursa Malaysia Depository Sdn. Bhd.

Mali                       Depositaire Central - Banque de Reglement

Malta                      Central Securities Depository of the Malta Stock Exchange

Mauritius                  Bank of Mauritius

                           Central Depository and Settlement Co. Ltd.

Mexico                     S.D. Indeval, S.A. de C.V.

Morocco                    Maroclear

                                  STATE STREET                        SCHEDULE B
                             GLOBAL CUSTODY NETWORK
                    DEPOSITORIES OPERATING IN NETWORK MARKETS

COUNTRY                    DEPOSITORIES
Namibia                    Bank of Namibia

Netherlands                Euroclear Nederland

New Zealand                New Zealand Central Securities Depository Limited

Niger                      Depositaire Central - Banque de Reglement

Nigeria                    Central Securities Clearing System Limited

Norway                     Verdipapirsentralen (Norwegian Central Securities Depository)

Oman                       Muscat Depository & Securities Registration Company, SAOC

Pakistan                   Central Depository Company of Pakistan Limited

                           State Bank of Pakistan

Palestine                  Clearing, Depository and Settlement, a department of the Palestine
                           Stock Exchange

Panama                     Central Latinoamericana de Valores, S.A. (LatinClear)

Peru                       Caja de Valores y Liquidaciones, Institucion de
                           Compensacion y Liquidacion de Valores S.A

Philippines                Philippine Depository & Trust Corporation

                           Registry of Scripless Securities (ROSS) of the Bureau of Treasury

                                  STATE STREET                        SCHEDULE B
                             GLOBAL CUSTODY NETWORK
                    DEPOSITORIES OPERATING IN NETWORK MARKETS

COUNTRY                    DEPOSITORIES
Poland                     Rejestr Papierow Wartosciowych

                           Krajowy Depozyt Papierow Wartosciowych S.A.

Portugal                   INTERBOLSA - Sociedade Gestora de Sistemas de Liquidacao
                           e de Sistemas Centralizados de Valores Mobiliarios, S.A.

Qatar Central Clearing and Registration (CCR), a department of the Doha Securities Market

Romania                    Bucharest Stock Exchange Registry Division

                           National Bank of Romania

                           National Securities Clearing, Settlement and Depository Company

Russia                     Vneshtorgbank, Bank for Foreign Trade of the Russian Federation

Senegal                    Depositaire Central - Banque de Reglement

Serbia                     Central Registrar and Central Depository for Securities

Singapore                  The Central Depository (Pte) Limited

                           Monetary Authority of Singapore

Slovak Republic            Naodna banka slovenska

                           Centralny depozitar cennych papierov SR, a.s.

Slovenia                   KDD - Centralna klirinsko depotna druzba d.d.

South Africa               Share Transactions Totally Electronic (STRATE) Ltd.

Spain                      IBERCLEAR

                                  STATE STREET                        SCHEDULE B
                             GLOBAL CUSTODY NETWORK
                    DEPOSITORIES OPERATING IN NETWORK MARKETS

COUNTRY                    DEPOSITORIES
Sri Lanka                  Central Depository System (Pvt) Limited

Sweden                     Vardepapperscentralen  VPC AB
                           (Swedish Central Securities Depository)

Switzerland                SegaIntersettle AG (SIS)

Taiwan - R.O.C.            Taiwan Securities Central Depository Company Limited

Thailand                   Bank of Thailand

                           Thailand Securities Depository Company Limited

Togo                       Depositaire Central - Banque de Reglement

Trinidad and Tobago        Trinidad and Tobago Central Bank

Tunisia                    Societe Tunisienne Interprofessionelle pour la Compensation et de Depots des Valeurs Mobilieres (STICODEVAM)

Turkey                     Central Bank of Turkey

                           Central Registry Agency

Uganda                     Bank of Uganda

Ukraine                    Mizhregionalny Fondovy Souz

                           National Bank of Ukraine

United Arab Emirates       Clearing and Depository System,
                           a department of the Dubai Financial Market

United Kingdom             CrestCo.

                                  STATE STREET                        SCHEDULE B
                             GLOBAL CUSTODY NETWORK
                    DEPOSITORIES OPERATING IN NETWORK MARKETS

COUNTRY                    DEPOSITORIES
Uruguay                    Banco Central del Uruguay

Venezuela                  Banco Central de Venezuela

                           Caja Venezolana de Valores

Vietnam                    Securities Registration, Clearing and Settlement,
                           Depository Department of the Securities Trading Center

Zambia                     Bank of Zambia

                           LuSE Central Shares Depository Limited

TRANSNATIONAL

      Euroclear

      Clearstream Banking, S.A.

                                                                      SCHEDULE C

                               MARKET INFORMATION

PUBLICATION/TYPE OF INFORMATION                      BRIEF DESCRIPTION
(scheduled frequency)
-------------------------------                      -----------------
The Guide to Custody in World Markets       An overview of settlement and
(hardcopy annually and regular              safekeeping procedures, custody
website updates)                            practices and foreign investor
                                            considerations for the markets in
                                            which State Streetoffers custodial
                                            services.

Global Custody Network Review               Information relating to Foreign
(annually)                                  Sub-Custodians in State Street's
                                            Global Custody Network. The Review
                                            stands as an integral part of the
                                            materials that State Street provides
                                            to its U.S. mutual fund clients to
                                            assist them in complying with SEC
                                            Rule 17f-5. The Review also gives
                                            insight into State Street's market
                                            expansion and Foreign Sub-Custodian
                                            selection processes, as well as the
                                            procedures and controls used to
                                            monitor the financial condition and
                                            performance of our Foreign
                                            Sub-Custodian banks.

Securities Depository Review                Custody risk analyses of the Foreign
(annually)                                  Securities Depositories presently
                                            operating in Network markets. This
                                            publication is an integral part of
                                            the materials that State Street
                                            provides to its U.S. mutual fund
                                            clients to meet informational
                                            obligations created by SEC Rule
                                            17f-7.

Global Legal Survey                         With respect to each market in which
(annually)                                  State Street offers custodial
                                            services, opinions relating to
                                            whether local law restricts (i)
                                            access of a fund's independent
                                            public accountants to books and
                                            records of a Foreign Sub-Custodian
                                            or Foreign Securities System, (ii) a
                                            fund's ability to recover in the
                                            event of bankruptcy or insolvency of
                                            a Foreign Sub-Custodian or Foreign
                                            Securities System, (iii) a fund's
                                            ability to recover in the event of a
                                            loss by a Foreign Sub-Custodian or
                                            Foreign Securities System, and (iv)
                                            the ability of a foreign investor to
                                            convert cash and cash equivalents to
                                            U.S. dollars.

Subcustodian Agreements                     Copies of the contracts that State
(annually)                                  Street has entered into with each
                                            Foreign Sub-Custodian that maintains
                                            U.S. mutual fund assets in the
                                            markets in which State Street offers
                                            custodial services.

Global Market Bulletin                      Information on changing settlement
(daily or as necessary)                     and custody conditions in markets
                                            where State Street offers custodial
                                            services.
      Includes changes in market and tax regulations, depository developments, dematerialization information, as well as other market changes that may impact State Street's clients.

Foreign Custody Advisories                  For those markets where State Street
(as necessary)                              offers custodial services that
                                            exhibit special risks or
                                            infrastructures impacting custody,
                                            State Street issues market
                                            advisories to highlight those unique
                                            market factors which might impact
                                            our ability to offer recognized
                                            custody service levels.

Material Change Notices                     Informational letters and
(presently on a quarterly                   accompanying materials confirming
                                            State Street's foreign custody
                                            arrangements, including a basis or
                                            as otherwise necessary) summary of
                                            material changes with Foreign
                                            Sub-Custodians that have occurred
                                            during the previous quarter. The
                                            notices also identify any material
                                            changes in the custodial risks
                                            associated with maintaining assets
                                            with Foreign Securities Depositories.

                                   SCHEDULE D

                                 Dated: _________ , _____

                                       to

                 Master Custodian Agreement of January 18, 2006
                                     Between
                     State Street Bank and Trust Company and
                Each Registered Investment Company on Appendix A

TRI-PARTY REPO CUSTODIAN BANKS              ACCOUNT NUMBERS

Authorized Signatures:

By:                                         By:
   ----------------------------------          ---------------------------------

Title:                                      Title:
      -------------------------------             ------------------------------

Date:                                       Date:
     --------------------------------            -------------------------------

REMOTE ACCESS SERVICES ADDENDUM TO MASTER CUSTODIAN AGREEMENT

      ADDENDUM to that certain Master Custodian Agreement dated as of January 18, 2006 (the "Custodian Agreement") between Each Registered Investment Company Listed on Appendix A (the "Customer") and State Street Bank and Trust Company, including its subsidiaries and affiliates ("State Street").

      State Street has developed and utilizes proprietary accounting and other systems in conjunction with the custodian services which State Street provides to the Customer. In this regard, State Street maintains certain information in databases under its control and ownership which it makes available to its customers (the "Remote Access Services").

The Services

State Street agrees to provide the Customer, and its designated investment advisors, consultants or other third parties authorized by State Street ("Authorized Designees") with access to In~SightSM as described in Exhibit A or such other systems as may be offered from time to time (the "System") on a remote basis.

                               Security Procedures

The Customer agrees to comply, and to cause its Authorized Designees to comply, with remote access operating standards and procedures and with user identification or other password control requirements and other security procedures as may be issued from time to time by State Street for use of the System and access to the Remote Access Services. The Customer agrees to advise State Street immediately in the event that it learns or has reason to believe that any person to whom it has given access to the System or the Remote Access Services has violated or intends to violate the terms of this Addendum and the Customer will cooperate with State Street in seeking injunctive or other equitable relief. The Customer agrees to discontinue use of the System and Remote Access Services, if requested, for any security reasons cited by State Street.

                                      Fees

Fees and charges for the use of the System and the Remote Access Services and related payment terms shall be as set forth in the Custody Fee Schedule in effect from time to time between the parties (the "Fee Schedule"). The Customer shall be responsible for any tariffs, duties or taxes imposed or levied by any government or governmental agency by reason of the transactions contemplated by this Addendum, including, without limitation, federal, state and local taxes, use, value added and personal property taxes (other than income, franchise or similar taxes which may be imposed or assessed against State Street). Any claimed exemption from such tariffs, duties or taxes shall be supported by proper documentary evidence delivered to State Street.

PROPRIETARY INFORMATION/INJUNCTIVE RELIEF

The System and Remote Access Services described herein and the databases, computer programs, screen formats, report formats, interactive design techniques, formulae, processes, systems, software, knowhow, algorithms, programs, training aids, printed materials, methods, books, records, files, documentation and other information made available to the Customer by State Street as part of the Remote Access Services and through the use of the System and all copyrights, patents, trade secrets and other proprietary rights of State Street related thereto are the exclusive, valuable and confidential property of State Street and its relevant licensors (the "Proprietary Information"). The Customer agrees on behalf of itself and its Authorized Designees to keep the Proprietary Information confidential and to limit access to its employees and Authorized Designees (under a similar duty of confidentiality) who require access to the System for the purposes intended. The foregoing shall not apply to Proprietary Information in the public domain or required by law to be made public.

The Customer agrees to use the Remote Access Services only in connection with the proper purposes of this Addendum. The Customer will not, and will cause its employees and Authorized Designees not to, (i) permit any third party to use the System or the Remote Access Services, (ii) sell, rent, license or otherwise use the System or the Remote Access Services in the operation of a service bureau or for any purpose other than as expressly authorized under this Addendum, (iii) use the System or the Remote Access Services for any fund, trust or other investment vehicle without the prior written consent of State Street, or (iv) allow or cause any information transmitted from State Street's databases, including data from third party sources, available through use of the System or the Remote Access Services, to be published, redistributed or retransmitted for other than use for or on behalf of the Customer, as State Street's customer.

The Customer agrees that neither it nor its Authorized Designees will modify the System in any way; enhance or otherwise create derivative works based upon the System; nor will the Customer or Customer's Authorized Designees reverse engineer, decompile or otherwise attempt to secure the source code for all or any part of the System.

The Customer acknowledges that the disclosure of any Proprietary Information, or of any information which at law or equity ought to remain confidential, will immediately give rise to continuing irreparable injury to State Street inadequately compensable in damages at law and that State Street shall be entitled to obtain immediate injunctive relief against the breach or threatened breach of any of the foregoing undertakings, in addition to any other legal remedies which may be available.

Limited Warranties

State Street represents and warrants that it is the owner of and has the right to grant access to the System and to provide the Remote Access Services contemplated herein. Because of the nature of computer information technology, including but not limited to the use of the Internet, and the necessity of relying upon third party sources, and data and pricing information obtained from third parties, the System and Remote Access Services are provided "AS IS", and the Customer and its Authorized Designees shall be solely responsible for the investment decisions, results obtained, regulatory reports and statements produced using the Remote Access Services. State Street and its relevant licensors will not be liable to the Customer or its Authorized Designees for any direct or indirect, special, incidental, punitive or consequential damages arising out of or in any way connected with the System or the Remote Access Services, nor shall either party be responsible for delays or nonperformance under this Addendum arising out of any cause or event beyond such party's control.

            State Street will take reasonable steps to ensure that its products (and those of its third-party suppliers) reflect the available state of the art technology to offer products that are Year 2000 compliant, including, but not limited to, century recognition of dates, calculations that correctly compute same century and multi century formulas and date values, and interface values that reflect the date issues arising between now and the next one-hundred years, and if any changes are required, State Street will make the changes to its products at no cost to you and in a commercially reasonable time frame and will require third-party suppliers to do likewise. The Customer will do likewise for its systems.

            EXCEPT AS EXPRESSLY SET FORTH IN THIS ADDENDUM, STATE STREET, FOR ITSELF AND ITS RELEVANT LICENSORS, EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES CONCERNING THE SYSTEM AND THE SERVICES TO BE RENDERED HEREUNDER, WHETHER EXPRESS OR IMPLIED INCLUDING, WITHOUT

            LIMITATION, ANY WARRANTY OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE.

Infringement

State Street will defend or, at our option, settle any claim or action brought against the Customer to the extent that it is based upon an assertion that access to the System or use of the Remote Access Services by the Customer under this Addendum constitutes direct infringement of any patent or copyright or misappropriation of a trade secret, provided that the Customer notifies State Street promptly in writing of any such claim or proceeding and cooperates with State Street in the defense of such claim or proceeding. Should the System or the Remote Access Services or any part thereof become, or in State Street's opinion be likely to become, the subject of a claim of infringement or the like under any applicable patent or copyright or trade secret laws, State Street shall have the right, at State Street's sole option, to (i) procure for the Customer the right to continue using the System or the Remote Access Services,
(ii) replace or modify the System or the Remote Access Services so that the System or the Remote Access Services becomes noninfringing, or (iii) terminate this Addendum without further obligation.

Termination

Either party to the Custodian Agreement may terminate this Addendum (i) for any reason by giving the other party at least one-hundred and eighty (180) days' prior written notice in the case of notice of termination by State Street to the Customer or thirty (30) days' notice in the case of notice from the Customer to State Street of termination, or (ii) immediately for failure of the other party to comply with any material term and condition of the Addendum by giving the other party written notice of termination. This Addendum shall in any event terminate within ninety (90) days after the termination of the Custodian Agreement. In the event of termination, the Customer will return to State Street all copies of documentation and other confidential information in its possession or in the possession of its Authorized Designees. The foregoing provisions with respect to confidentiality and infringement will survive termination for a period of three (3) years.

Miscellaneous

This Addendum and the exhibits hereto constitute the entire understanding of the parties to the Custodian Agreement with respect to access to the System and the Remote Access Services. This Addendum cannot be modified or altered except in a writing duly executed by each of State Street and the Customer and shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

By its execution of the Custodian Agreement, the Customer accepts responsibility for its and its Authorized Designees' compliance with the terms of this Addendum.

                                    EXHIBIT A
                                       TO
              REMOTE ACCESS SERVICES ADDENDUM TO CUSTODIAN CONTRACT

                                   IN~SIGHT(SM)
                           System Product Description

In~Sight(SM) provides bilateral information delivery, interoperability, and on-line access to State Street. In~Sight(SM) allows users a single point of entry into State Street's diverse systems and applications. Reports and data from systems such as Investment Policy Monitor(SM), Multicurrency Horizon(SM), Securities Lending, Performance & Analytics, and Electronic Trade Delivery can be accessed through In~Sight(SM). This Internet-enabled application is designed to run from a Web browser and perform across low-speed data lines or corporate high-speed backbones. In~Sight(SM) also offers users a flexible toolset, including an ad-hoc query function, a custom graphics package, a report designer, and a scheduling capability. Data and reports offered through In~Sight(SM) will continue to increase in direct proportion with the customer roll out, as it is viewed as the information delivery system will grow with State Street's customers.